STATEMENT OF ADDITIONAL INFORMATION


                                December 31, 1997

                                               (as revised on January 22, 1998)
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                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

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Table of Contents                                                                                                      Page


General Information and History...........................................................................................2
Investment Programs of the Funds..........................................................................................2

         ASAF Founders International Small Capitalization Fund............................................................3
         ASAF T. Rowe Price International Equity Fund....................................................................10
         ASAF Janus Overseas Growth Fund.................................................................................19
         ASAF Founders Small Capitalization Fund.........................................................................22
         ASAF T. Rowe Price Small Company Value Fund.....................................................................30
         ASAF Robertson Stephens Value + Growth Fund.....................................................................40
         ASAF Janus Capital Growth Fund..................................................................................48
         ASAF Lord Abbett Growth & Income Fund...........................................................................50
         ASAF INVESCO Equity Income Fund.................................................................................50
         ASAF American Century Strategic Balanced Fund...................................................................52
         ASAF Federated High Yield Bond Fund.............................................................................59
         ASAF Total Return Bond Fund.....................................................................................61
         ASAF JPM Money Market Fund......................................................................................73

Fundamental Investment Restrictions......................................................................................74
Certain Risk Factors and Investment Methods..............................................................................76
Additional Performance Information.......................................................................................92
Management of the Company................................................................................................95
Investment Advisory & Administration Services............................................................................98
Fund Expenses...........................................................................................................101
Distribution Arrangements...............................................................................................103
Determination of Net Asset Value........................................................................................104
Additional Information on the Purchase and Redemption of Shares.........................................................105
Portfolio Transactions..................................................................................................106
Additional Tax Considerations...........................................................................................107
Capital Stock of the Company & Principal Holders of Securities..........................................................110
Other Information.......................................................................................................118
Financial Statements....................................................................................................119
Appendix................................................................................................................172


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This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Company's current Prospectus, dated December 31, 1997. A copy of the Company's Prospectus may be obtained by writing to "American Skandia Advisor Funds, Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.


                               GENERAL INFORMATION



     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company comprised of thirteen diversified investment portfolios (each a "Fund" and together the "Funds"). The Company was established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997. Five of the Funds -- ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund and ASAF JPM Money Market Fund (each a "Feeder Fund" and together the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio (each a "Portfolio" and together the "Portfolios") of American Skandia Master Trust (the "Trust"), an open-end management investment company comprised of five diversified investment portfolios. Each Portfolio of the Trust invests in securities in accordance with an investment objective, investment policies and limitations identical to those of its corresponding Feeder Fund. This "master/feeder" fund structure differs from that of the other Funds of the Company and many other investment companies which directly invest and manage their own portfolio of securities. Those Funds of the Company which currently are not organized under a "master/feeder" fund structure (the "Non-Feeder Funds") retain the right to invest their assets in a corresponding Portfolio of the Trust in the future. For additional information regarding the "master/feeder" fund structure, see the Company's Prospectus under "Special Information on the 'Master Feeder' Fund Structure."

     American Skandia Investment Services, Incorporated ("ASISI" or the "Investment Manager") acts as the investment manager for both the Non-Feeder Funds and the Portfolios. Currently, ASISI engages the following sub-advisors ("Sub-advisor(s)") for the investment management of each Non-Feeder Fund and
Portfolio: (a) ASAF Founders International Small Capitalization Fund: Founders Asset Management, Inc.; (b) ASMT T. Rowe Price International Equity Portfolio:
Rowe  Price-Fleming  International,  Inc.; (c) ASAF Janus Overseas  Growth Fund:
Janus Capital Corporation; (d) ASAF Founders Small Capitalization Fund: Founders Asset Management, Inc.; (e) ASAF T. Rowe Price Small Company Value Fund: T. Rowe Price Associates, Inc.; (f) ASAF Robertson Stephens Value + Growth Fund:
Robertson, Stephens & Company Investment Management, L.P.; (g) ASMT Janus Capital Growth Portfolio: Janus Capital Corporation; (h) ASAF Lord Abbett Growth & Income Fund: Lord, Abbett & Co.; (i) ASMT INVESCO Equity Income Portfolio:
INVESCO  Trust  Company;  (j) ASAF American  Century  Strategic  Balanced  Fund:
American Century Investment Management, Inc.; (k) ASAF Federated High Yield Bond
Fund:  Federated  Investment  Counseling;  (l)  ASMT  PIMCO  Total  Return  Bond
Portfolio:  Pacific Investment Management Company; and (m) ASMT JPM Money Market
Portfolio: J.P. Morgan Investment Management Inc.


                        INVESTMENT PROGRAMS OF THE FUNDS

     The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund and Portfolio. The investment objective of each Fund or Portfolio and supplemental information regarding its investment policies are described below separately for each Fund or Portfolio.

         The  investment   objective  and,  unless  otherwise   specified,   the
investment policies and limitations of each Fund and Portfolio are not "fundamental" policies and may be changed by the Directors of the Company or the Trustees of the Trust, where applicable, without shareholder approval. Those investment policies specifically labeled as "fundamental," including those described in the "Fundamental Investment Restrictions" section of this SAI, may not be changed without shareholder approval. Fundamental investment policies of a Fund or Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or Portfolio are represented, or (2) a majority of the outstanding shares of the Fund or Portfolio.

     Notwithstanding any other investment policy of a Fund, each Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Those Funds which currently invest all of their investable assets in such a manner, the Feeder Funds, seek to meet their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust, which in turn invests directly in a portfolio of securities in accordance with the investment objective, policies and limitations of its Feeder Fund. The investment objective, policies and limitations of each Feeder Fund are otherwise identical to those of its corresponding Portfolio. As such, the following discussion of the Feeder Funds, including references to the Directors of the Company, apply equally to the Funds' corresponding Portfolios and the Trustees of the Trust, respectively.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

     Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

     The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

     When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

     The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

     Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

     Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.

 ........Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

 .........At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

     Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     The Directors of the Company have promulgated guidelines with respect to illiquid securities.

     Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

     The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

     Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

 .........Market  risk  relates  to the  fact  that  the  market  values  of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

 .........Because  investment  in  medium  and  lower-rated  securities  involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........The  Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

     .........Repurchase  Agreements.  Subject to guidelines  promulgated by the
Directors of the Company,  the Fund may enter into  repurchase  agreements  with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

     .........The  Fund has not  adopted  any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........Convertible  Securities.  The Fund may buy securities  convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     .........Investment  Policies  Which  May Be  Changed  Without  Shareholder
Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     .........1........Invest  more  than  15% of the  market  value  of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     .........2........Purchase  securities of other investment companies except in compliance with the Investment Company Act of 1940;

     .........3........Purchase  any  securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

 .........4........Sell securities short.

 .........In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

     .........If  a  percentage  restriction  is  adhered  to  at  the  time  of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF T. ROWE PRICE INTERNATIONAL EQUITY FUND:

Investment Objective: The investment objective of the Fund is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies:

     .........The  Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, the Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that the Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Fund.

     .........The  Fund's share price will fluctuate  with market,  economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Fund is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Fund cannot guarantee it will achieve its objective.

     .........It  is the  present  intention  of the  Sub-advisor  to  invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as the Sub-advisor may determine from time to time.

     .........In  determining the appropriate  distribution of investments among various countries and geographic regions, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

 .........In analyzing companies for investment, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong
competitive   advantages;   effective  research  and  product   development  and
marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     .........It  is expected  that the Fund's  investments  will  ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

     .........The  Fund will  invest in  securities  denominated  in  currencies specified elsewhere herein.

     .........It is contemplated that most foreign  securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

     .........The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the Investment Company Act of 1940 discussed below. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

     .........Apart  from the matters described herein, the Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Company's Prospectus and this SAI. It should be noted, however, that this situation could change at any time.

     .........The  Fund may invest in companies  located in Eastern Europe.  The
Fund will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

     .........Risk  Factors of Foreign  Investing.  There are  special  risks in investing in the Fund. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

     .........Investors  should  understand  that  all  investments  have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. The Fund is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........In  addition  to  the  investments   described  in  the  Company's
Prospectus, the Fund may invest in the following:

     .........Writing  Covered Call Options. The Fund may write (sell) "covered"
call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     .........The Fund will write only covered call options. This means that the
Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

 .........Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

 .........The  premium received is the market value of an option. The premium the
Fund will receive from writing a call option will  reflect,  among other things,
the  current  market  price  of  the  underlying   security  or  currency,   the
relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     .........Call  options  written by the Fund will normally  have  expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

 .........The Fund will effect closing  transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

 .........The  Fund will not write a covered  call  option  if, as a result,  the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     .........Writing  Covered  Put  Options.  Although  the Fund has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Fund, the Fund reserves the right to do so.

 .........The  Fund would write put options only on a covered basis,  which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

 .........The  Fund will not  write a covered  put  option  if, as a result,  the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

     .........Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

     .........The  premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.
This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     .........Purchasing  Call  Options.  The  Fund  may  purchase  American  or
European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

     .........The  Fund may also purchase call options on underlying  securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

     .........Dealer  Options.  The Fund may  engage in  transactions  involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     .........Futures Contracts:

     ..................Transactions   in  Futures.   The  Fund  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Fund has no current intention of entering into interest rate futures. The Fund, however, reserves the right to trade in financial futures of any kind.

 ..................Stock  index  futures  contracts  may be  used to  attempt  to provide a hedge for a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

 ..................Interest  rate or currency  futures  contracts  may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     ..................The  Fund will enter  into  futures  contracts  which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     ..................Regulatory   Limitations.   The  Fund   will   engage  in
transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

 ..................The  Fund may not enter  into  futures  contracts  or  options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     ..................The  Fund's use of futures  contracts  will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, or other liquid assets, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

     ..................In  addition,  CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

     .........Options  on Futures  Contracts.  As an  alternative  to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios in a fair and non-discriminatory manner. See this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

     .........Additional Futures and Options Contracts. Although the Fund has no
current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

     .........Foreign  Futures and  Options.  The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........Foreign Currency Transactions.  The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

 .........At  the  maturity of a forward  contract,  the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 .........As  indicated  above,  it  is  impossible  to  forecast  with  absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

 .........If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     .........The  Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     .........Although  the  Fund  values  its  assets  daily  in  terms of U.S.
dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........Federal  Tax Treatment of Options,  Futures  Contracts and Forward
Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

 .........Transactions  which  are  considered  Section  1256  contracts  will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

 .........Options,  futures and forward  foreign  exchange  contracts,  including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

 .........Losses  on written  covered  calls and  purchased  puts on  securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

 .........In  order for the Fund to continue  to qualify  for federal  income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

     .........Hybrid  Commodity and Security Instruments.  Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this SAI under "Certain Risk Factors and Investment Methods."

     .........Repurchase  Agreements.  Subject to guidelines  promulgated by the
Directors of the Company, the Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by
T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     .........Illiquid  and  Restricted  Securities.  The Fund may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Fund's net assets.

 .........Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Directors of the Company. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

 .........Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     .........The  Directors of the Company  have  promulgated  guidelines  with respect to illiquid securities.

     .........Lending  of  Portfolio  Securities.  For the purpose of  realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

     .........Other Lending/Borrowing. Subject to approval by the Securities and
Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Purchase  additional  securities when money borrowed exceeds 5% of the Fund's total assets;

     2........Invest  in companies for the purpose of  exercising  management or control;

         3........Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     5........Invest  in puts,  calls,  straddles,  spreads,  or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

         6........Purchase   securities  on  margin,   except  (i)  for  use  of
short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts and other permissible investments;

         7........Mortgage,  pledge, hypothecate or, in any manner, transfer any security owned by the Fund as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8........Effect short sales of securities;

         9........Invest  in warrants if, as a result thereof,  more than 10% of the value of the total assets of the Fund would be invested in warrants except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market; or

         10.......Purchase  a futures  contract  or an option  thereon  if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net assets.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive
Foreign Investment Companies. The Fund is subject to certain percentage limitations under the Investment Company Act of 1940 relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.

ASAF JANUS OVERSEAS GROWTH FUND:


     Investment Objective: The investment objective of the ASAF Janus Overseas Growth Fund is to seek long-term growth of capital.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Illiquid  Investments.   Subject  to  guidelines   promulgated  by  the
Directors of the Company, the Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Fund's securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Directors, the Sub-advisor will consider, among others, the following factors in determining whether a Rule 144A Security is liquid: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will consider, among other factors, whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Fund may purchase include, but are not limited to, the following types of securities:

     .........Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     .........Standby  Commitments.  These  instruments,  which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

     .........Tender  Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     .........Inverse  Floaters.  Inverse  floaters are debt  instruments  whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval:

         1........The  Fund will not (i) enter into any  futures  contracts  and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2........The  Fund does not currently intend to sell securities  short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3........The  Fund does not currently intend to purchase  securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     4........The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5........The  Fund may not mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6........The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Investment Manager acting pursuant to authority delegated by the Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

     7........The Fund may not invest in companies for the purpose of exercising control of management.


ASAF FOUNDERS SMALL CAPITALIZATION FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Fund may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Fund may purchase options on securities. The Fund may also purchase put and call options on stock indices.

         The Fund may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Fund's assets is invested in securities with respect to which options may be written. The extent of the Fund's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund purchases put options on stock indices to protect the portfolio against decline in value. The Fund purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Fund. Any gain in the price of a call option is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

         The Fund may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Fund may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Fund.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Fund may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this SAI, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Fund.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Fund will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Fund may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

         The Fund may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Fund's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Fund may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The  Fund's  ability  to  dispose  of its  positions  in the  foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Fund generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Fund's securities denominated in that currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Fund of a foreign currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency.

         Dealings in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Company's Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Company's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Fund may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this SAI. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Fund's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Fund may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Fund's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements with respect to money market instruments eligible for investment by the Fund with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund's limitation with respect to illiquid securities.

         The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Fund may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest  more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

     2........Purchase  securities  of  other  investment  companies  except  in compliance with the Investment Company Act of 1940;

         3........Purchase  any  securities  on margin  except  to  obtain  such short-term credits as may be necessary for the clearance of transactions (and, provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         4........Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND:

     Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Fund may invest include, but are not limited to, those described below. See this SAI under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities. The Fund's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

         After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Fund will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Fund may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     .........Automobile   Receivable   Securities.   The  Fund  may  invest  in
asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

     .........Credit  Card  Receivable  Securities.   The  Fund  may  invest  in
asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

     .........Other  Assets.  The  Sub-advisor   anticipates  that  asset-backed
securities backed by assets other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

         The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's total assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

         The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.
This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

         The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

         Futures Contracts:

     .........Transactions   in  Futures.   The  Fund  may  enter  into  futures
contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

     .........Stock  index  futures  contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's securities.

         .........Interest  rate or currency  futures  contracts  may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     .........The  Fund will enter into  futures  contracts  which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     .........Regulatory  Limitations. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         .........The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

     .........The  Fund's use of futures  contracts will not result in leverage.
Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     .........If  the  CFTC or  other  regulatory  authorities  adopt  different
(including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

         Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner. See this SAI and Company's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Fund is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and policies. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Directors of the Company, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

     Warrants. The Fund may acquire warrants. For a discussion of certain risks involved therein, see this SAI under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Fund has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Purchase  additional  securities when money borrowed exceeds 5% of its total assets;

     2........Invest  in companies for the purpose of  exercising  management or control;

         3........Purchase  a futures  contract  or an option  thereon  if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4........Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

     5........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         6........Purchase   securities  on  margin,   except  (i)  for  use  of
short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         7........Mortgage,  pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     8........Invest  in puts,  calls,  straddles,  spreads,  or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

         9........Effect short sales of securities; or

         10.......Invest  in warrants if, as a result thereof,  more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND:


     Investment Objective: The investment objective of the Fund is to seek capital appreciation.

Investment Policies:

         Options. The Fund may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices. There is no assurance that the Fund's use of put and call options will achieve its desired objective, and the Fund's use of options may result in losses to the Fund.

     .........Writing  Covered  Call  Options.  The Fund may write  covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     .........Writing  Covered  Put  Options.  The Fund may  write  covered  put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash or other liquid assets equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     .........Purchasing  Put and Call  Options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to attempt to enhance its current return.

     .........Options  on Foreign  Securities.  The Fund may  purchase  and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         For an additional discussion of options transactions and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Special Expiration Price Options. The Fund may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

         LEAPs and BOUNDs. The Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Fund will not purchase these options with respect to more than 25% of the value of its net assets.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, [with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise]. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

     .........Index  Futures  Contracts  and Options.  The Fund may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Fund currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. The Fund may purchase or sell futures contracts with respect to any securities indices.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     .........Margin  Payments.  When the  Fund  purchases  or  sells a  futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         For an additional discussion of futures contracts and related options and the risks involved therein, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Under guidelines established by the Board of Directors of the Company, the Fund may enter into repurchase agreements only with banks and securities dealers meeting certain criteria as to credit-worthiness and financial condition. It is the Sub-advisor's present intention that the Fund enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Lending. The Fund may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Directors of the Company may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Fund enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

         Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

         Foreign Investments. The Fund may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities in general, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations which are generally issued at a discount from their value at maturity and are payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.


         The  Fund  also  may  purchase  pay-in-kind   securities.   Pay-in-kind
securities pay all or a portion of their interest or dividends in the form of additional securities.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest  in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         2........Purchase  or sell commodities or commodity  contracts,  except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     3........Invest  in securities  of other  investment  companies,  except in compliance with the 1940 Act;

         4........Invest in real estate limited partnerships;

         5........Acquire more than 10% of the voting securities of any issuer;

         6........Purchase  or sell real  estate or  interests  in real  estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     7........Make   investments  for  the  purpose  of  exercising  control  or management;

     8........Invest  in interests in oil, gas or other mineral  exploration  or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

         In addition, the Fund will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

ASAF JANUS CAPITAL GROWTH FUND:

Investment Objective: The investment objective of the Fund is to seek growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging). The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

         The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund's obligations under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so. For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these transactions as a speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" investment restrictions and may be changed by the Directors of the Company without shareholder approval.
The Fund will not:

         1........Purchase  a security if as a result,  more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

         2........Enter  into  any  futures  contracts  or  options  on  futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

         3........Enter  into any futures  contracts if the aggregate  amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

         4........Sell  securities  short,  unless  it owns or has the  right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

         5........Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

     6........Invest  in companies for the purpose of  exercising  management or control;

     7........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940; or

         8........Purchase   securities  on  margin,   except  (i)  for  use  of
short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

ASAF LORD ABBETT GROWTH AND INCOME FUND:


     Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Investment Policies:

         Covered Call Options. The Fund may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Fund write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's gross assets at the time an option is written. For an additional discussion of call options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Lending Portfolio Securities. The Fund may engage in the lending of its securities. It is expected that no more that 5% of the Fund's gross assets will be committed to securities lending. For a discussion of the Fund's limitations on lending, see this SAI under "Fundamental Investment Restrictions."

         Illiquid Securities. Subject to guidelines promulgated by the Directors of the Company, the Fund may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 15% of Fund net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Directors of the Company. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid and restricted securities and certain risks involved therein see the Company's Prospectus under "Certain Risk Factors and Investment Methods."


ASAF INVESCO EQUITY INCOME FUND:

     Investment Objective: The investment objective of the Fund is to seek high current income while following sound investment practices.

Investment Policies:

         The Fund will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Fund normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Fund's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Company's Prospectus, the Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Fund's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the Securities and Exchange Commission thereunder.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Invest  in companies for the purpose of  exercising  management or control;

     2........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         3........Purchase   securities  on  margin,   except  (i)  for  use  of
short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         4........Effect short sales of securities; or

         5........Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

     Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Fund's investment objectives.

         The Sub-advisor will invest approximately 60% of the Fund in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Fund expects to use forward contracts under two circumstances: (1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency, the Fund would be able to enter into a forward contract to do so; (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Fund's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Fund 's best interests may be served.

         Generally, the Fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Fund's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. As described in the Company's Prospectus, the Fund may enter into futures contracts. Unlike when the Fund purchases securities, no purchase price for the underlying securities is paid by the Fund at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Fund's custodian for the benefit of the FCM in the event of any default by the Fund in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

         The Fund maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Fund's investment objectives. The Fund may enter into index futures contracts as an efficient means to expose the Fund's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Fund may not purchase leveraged futures, so there is no leverage risk involved in the Fund's use of futures.

         A liquid secondary market is necessary to close out a contract. The Fund may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

         Portfolio Securities Lending. In order to realize additional income, the Fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy by the Sub-advisor. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the Fund to vote the securities. Such loans may not exceed one-third of the Fund's total assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Fund (without offset for realized capital gains).

         Short Sales. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. The Fund will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Fund will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions, (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future. For an additional discussion of portfolio turnover, see this SAI and the Company's Prospectus under "Portfolio Transactions."

         Interest Rate Futures Contracts and Related Options. The Fund may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indices on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Fund. The Fund may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Fund's holdings. The Fund may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Fund at a time when the Fund is not invested in debt securities to the extent permitted by its investment policies. The Fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Fund of an obligation to take delivery of such an amount of cash.

         Unlike when the Fund purchases or sells a bond, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the future, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         When the Fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit. For options sold, the Fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered. The Fund will deposit in a segregated account with its custodian bank cash or other liquid assets, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such other assets for the purpose of making these deposits.

         Changes in variation margin are recorded by the Fund as unrealized gains or losses. Initial margin payments will be deposited in the Fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position.
Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Fund must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the CFTC under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Fund will not, as to any positions that do not qualify as "bona fide hedging" under the CFTC Rule, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and losses on options the Fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) As to its long positions that are used as part of the Fund's strategy and are incidental to the Fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the Fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission requirements. The Fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Fund invests without the large cash investments required for dealing in such markets, they may subject the Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Fund and the Fund's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indices may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest more than 15% of its assets in illiquid investments; or

         2.  .....Buy  securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.  .....Invest for control or for management; or

     4.  .....Invest in the securities of other  investment  companies except in compliance with the Investment Company Act of 1940. Duplicate fees may result from such purchases.

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment Objective: The investment objective of the Fund is to seek high current income by investing primarily in fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Fund invests primarily in corporate debt securities. The corporate debt obligations in which the Fund intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Fund invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Fund may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Fund may invest, see the Company's Prospectus under "Investment Objectives and Policies."

         Restricted Securities. The Fund expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Directors of the Company have promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Fund may purchase fixed-income securities on a when-issued or delayed delivery basis. The Fund may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Fund will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Directors of the Company. For an additional discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Fund may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this SAI and the Company's Prospectus under "Portfolio Transactions."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restriction and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest  more  than  15% of the  value  of its  net  assets  in securities that are not readily marketable, including repurchase agreements providing for settlement in more than seven days after notice. The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

     2........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

     3........Purchase  any securities on margin but may obtain such  short-term credits as may be necessary for the clearance of transactions;

     4........Invest  more than 10% of the value of its total  assets in foreign securities which are not publicly traded in the United States;

         5........Make  short sales of securities or maintain  short  positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

         6. ......Purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. From time to time, the Fund, together with other investment companies advised by subsidiaries or affiliates of the Sub-advisor, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Fund and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, directors, agents, employees, officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

ASAF TOTAL RETURN BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

         Borrowing. The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must:
(1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity:
(4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

         Mortgage-Related Securities. The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company's and the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth in this SAI under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     .........Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a  hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     .........CMOs  are  structured  into  multiple  classes,   each  bearing  a
different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

     .........In  a typical CMO  transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     .........FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         .........If  collection  of principal  (including  prepayments)  on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     .........Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     ..................For   an   additional   discussion   of   mortgage-backed
securities and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     .........Other    Mortgage-Related   Securities.   Other   mortgage-related
securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     .........CMO  Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         .........The  cash flow generated by the mortgage  assets  underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     .........CMO  residuals are generally  purchased and sold by  institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     .........Stripped   Mortgage-Backed  Securities.  Stripped  mortgage-backed
securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         .........SMBS  are usually  structured  with two classes  that  receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     .........Although  SMBS are purchased and sold by  institutional  investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     .........Other Asset-Backed Securities.  Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this SAI under "Certain Risk Factors and Investment Methods." Consistent with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Fund may  invest in U.S.  dollar-  or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash or liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Fund may, as described in the Company's Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indices. The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Company and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Company's Prospectus under "Investment Objectives and Policies." The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Fund may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Lending Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

         1........Invest  more  than 15% of the  assets  of the Fund  (taken  at market value at the time of the investment) in "illiquid securities;" illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         2........Purchase  securities  for the  Fund  from,  or sell  portfolio securities to, any of the officers and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

     3........Invest  more than 5% of the  assets  of the Fund  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

     4........Invest  in companies for the purpose of  exercising  management or control;

     5........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         6........Purchase   securities  on  margin,   except  (i)  for  use  of
short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         7........Purchase or sell oil, gas or other mineral programs;

         8........Maintain  a short position,  or purchase,  write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company's Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

         9........Pledge,  mortgage or hypothecate its assets,  except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF JPM MONEY MARKET FUND:

     Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Company's Prospectus and this SAI under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Repurchase Agreements. Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into repurchase agreements. The repurchase agreements into which the Fund may enter will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Fund invests the proceeds of borrowings under reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Subject to the Fund's restrictions on lending, loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Fund will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, employee, Director or Trustee of the Company, the Trust, the Investment Manager, any Sub-advisor of the Company or the Trust, or the Administrator unless otherwise permitted by applicable law.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are not "fundamental" restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

     1........Invest  in companies for the purpose of  exercising  management or control;

     2........Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

         3........Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

         4........Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

         5........Mortgage,  pledge or hypothecate any assets,  except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

     6........Purchase  or  sell  puts,  calls,   straddles,   spreads,  or  any
combination thereof, except to the extent permitted by the Company's Prospectus and this SAI; or

     7........Purchase   or  sell   interests  in  oil,  gas  or  other  mineral
exploration or development programs.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Investment Restrictions. Each Fund and Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval.

         1. Senior Securities. No Fund or Portfolio may issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act").

         2. Borrowing. No Fund or Portfolio may borrow money, except that a Fund or Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund or Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund or Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds and Portfolios may borrow from banks or other persons to the extent permitted by applicable law.

         3. Underwriting. No Fund or Portfolio may underwrite securities issued by other persons, except to the extent that the Fund or Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. Real Estate. No Fund or Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund or Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5. Commodities. No Fund or Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Fund or Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's or Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. Lending. No Fund or Portfolio may make loans, except that a Fund or Portfolio may (i) lend portfolio securities in accordance with the Fund or Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Fund or Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         7. Industry Concentration. No Fund or Portfolio may purchase any security if, as a result, more than 25% of the value of the Fund or Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

         8. Diversification. No Fund or Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's or Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund or Portfolio.

         Notes to Investment Restrictions. The following notes should be read in conjunction with the above fundamental investment restrictions. These notes are not fundamental policies and may be changed without shareholder approval.

         o Applicable to All Funds and Portfolios: If a restriction on a Fund's or Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund or Portfolio assets invested in certain securities or other instruments, or change in average duration of the Fund's or Portfolio's investment portfolio, resulting from changes in the value of the Fund's or Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o Applicable to All Funds and Portfolios: With respect to investment restrictions (2) and (6), a Fund or Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by the Fund or Portfolio or promulgate any rules allowing the transactions.

         o Applicable Only to the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund: With respect to investment restriction (7), the Funds use industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o Applicable Only to the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio) and the ASAF T. Rowe Price Small Company Value
Fund: With respect to investment restrictions (2) and (6), the Fund and Portfolio have no current intention of borrowing or lending to any other fund. For purposes of investment restriction (6), the Fund and Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                   CERTAIN RISK FACTORS AND INVESTMENT METHODS

         Some of the investment instruments, techniques and methods which may be used by one or more of the Funds and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the Company's Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods," and in this SAI under "Investment Objectives and Policies." The risk factors and investment methods described below only apply to those Funds or Portfolios that may invest in such securities or use such investment methods. The below references to the investment methods used by the Feeder Funds apply equally to the Funds' corresponding Portfolios.

         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

         Special Risks Associated with Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

                  Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

                  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

                  As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

                  Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

                  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

                  Credit Ratings. Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Fund and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

                  Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and a Fund's ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         Put and Call Options:

                  Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

                  Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                  Premium Received from Writing Call or Put Options. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

                  Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

                  Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                  Purchasing Call Options. Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Purchasing Put Options. A Fund may purchase a put option on an underlying security or currency owned by the Fund (a "protective put") as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

                  If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

                  Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

                  The Staff of the Commission has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, a Fund will treat dealer options as subject to a Fund's limitation on unmarketable or illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An exchange-traded option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction. If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

         Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         Risk Factors of Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of a Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise. When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." A margin deposit is intended to ensure a Fund's performance of the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

         These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters Relating to Futures Contracts and Related Options. The Staff of the Commission has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Fund maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Fund's obligation under the futures contract or option. Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                  Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

                  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

                  Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

                  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                  Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

                  Successful  use of  futures  contracts  by a Fund for  hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

                  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading
Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund's securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Fund retains the portfolio security to which the foreign currency hedging transaction related and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest Rate Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         Hybrid Instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         Foreign Currency Exchange-Related Securities. Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

                  Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

                  Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

                  Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Zero-Coupon Securities. Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRSTM") and Certificate of Accrual on Treasuries ("CATSTM"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

         When-Issued Securities. The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         Mortgage-Backed Securities. Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund. This principal is returned to a Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                  Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

                  Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

                  Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

                  Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

                  Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

                  Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Certain Risks of Foreign Investing:

                  Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

                  Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

                  Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

                  Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

                  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

                  Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Taxes. The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                  Costs. Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

                  Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

                  Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

                  Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, of developing countries, a number of Latin American countries are also among the largest debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

                       ADDITIONAL PERFORMANCE INFORMATION

ASAF JPM MONEY MARKET FUND (the "Money Market Fund"):

         In accordance with regulations prescribed by the Commission, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The Commission also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund's yield determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Portfolio, and the Fund's and Portfolio's operating expenses.

         The current yield and effective yield calculations for each class of shares of the ASAF JPM Money Market Fund are shown below for the seven day period ended October 31, 1997:


                                                     Class A      Class B      Class C      Class X



                           Current Yield             3.19%        2.69%        2.69%        2.69%
                          Effective Yield            3.24%        2.72%        2.72%        2.72%



ALL OTHER FUNDS:

         Standardized Average Annual Total Return Quotations. "Total return" is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Average annual total return quotations for Class A, B, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                           P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value ("NAV") during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares. The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years. You should take this into consideration in any comparison of total return between the Funds and other mutual funds. For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund other than the JPM Money Market Fund, computed as of October 31, 1997, that had commenced operations prior to that date is shown below:

                                                          Total  Return (for the
                                                          period  from  July 28,
                                                          1997,  commencement of
                                                          operations,      until
                                                          October   31,    1997,
                                                          without annualization)

                                                           Class A         Class B       Class C      Class X

ASAF Founders International Small Capitalization Fund          (6.27%)      (7.41%)      (2.39%)        (5.14%)
ASAF T. Rowe Price  International Equity Fund                (12.88%)     (13.90%)       (9.32%)      (11.55%)
ASAF Founders Small Capitalization Fund                        (5.60%)      (6.66%)      (1.59%)        (4.22%)
ASAF T. Rowe Price Small Company Value Fund                    (0.66%)      (1.60%)         3.50%         1.01%
ASAF Janus Capital Growth Fund                                 (3.14%)      (4.10%)         0.90%       (1.45%)
ASAF INVESCO Equity Income Fund                                (0.57%)      (1.50%)         3.60%         1.11%
ASAF American Century Strategic Balanced Fund                  (5.13%)      (6.38%)      (1.20%)        (3.91%)
ASAF Federated High Yield Bond Fund                            (4.44%)      (6.29%)      (1.35%)        (3.76%)
ASAF Total Return Bond Fund                                    (1.99%)      (4.10%)         0.93%       (1.51%)



         Standardized Yield Quotations. The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average  daily number of shares of the subject  class  outstanding  during the period that
were                                entitled to receive dividends

                    d = the maximum offering price per share of the subject class

         Net investment income will be determined in accordance with rules established by the Commission. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each  class of shares of the ASAF  Federated  High  Yield
Fund and ASAF Total Return Bond Fund for the 30 day period ended October 31, 1997 is shown below:

                                                            Class A      Class B      Class C      Class X


                 ASAF Federated High Yield Bond Fund              4.37%        4.05%        3.41%        3.58%
                 ASAF Total Return Bond Fund                       4.92%        5.25%        4.70%        4.63%


         Non-Standardized Performance. In order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Unlike a Fund's yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Comparative Information. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below:

         o The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

         o The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization.

         o The NASDAQ Composite OTC Price Index is a market  value-weighted  and
unmanaged   index  showing  the  changes  in  the  aggregate   market  value  of
approximately 3,500 stocks.

         o The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index. Only common stocks are included in the Index.

         o The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser's Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron's, Best's Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker,
Changing Times, Consumer Reports, Consumer Digest, Crain's, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor's, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger's Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times,
LIMRA's MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation's Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions &
Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter's, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                            MANAGEMENT OF THE COMPANY

         The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Name, Age and Address:(1)              Position Held with the Company:(2)            Principal Occupation:(3)

Gordon C. Boronow (44)*                Vice President & Director                     President & Chief Operating Officer:
                                                                                     American Skandia Life Assurance
                                                                                     Corporation

Jan R. Carendi (52)*                   President, Principal Executive Officer        Senior Executive Vice President &
                                       and Director                                  Member of Corporate Management Group:
                                                                                     Skandia Insurance Company Ltd.

David E. A. Carson (63)                Director                                      Until January, 1998, President,
People's Bank                                                                        Chairman & Chief Executive Officer:
850 Main Street                                                                      People's Bank
Bridgeport, CT 06604
                                                                                     Commencing January, 1998, Chairman &
                                                                                     Chief Executive Officer: People's Bank

Richard G. Davy, Jr. (49)              Controller                                    Vice President, Operations: American
                                                                                     Skandia Investment Services,
                                                                                     Incorporated (January 1997 to present)

                                                                                     Controller:  American Skandia
                                                                                     Investment Services, Incorporated
                                                                                     (September 1994 to January 1997)

                                                                                     Self-employed Consultant (December 1991
                                                                                     to September 1994)

Eric C. Freed (34)                     Secretary                                     Securities Counsel: American Skandia
                                                                                     Investment Holding Corporation
                                                                                     (December 1996 to present)

                                                                                     Attorney, Senior Attorney and Special
                                                                                     Counsel: U.S. Securities and Exchange
                                                                                     Commission (March 1991 to November 1996)

Julian A. Lerner (73)                  Director                                      Semi-retired since 1995; Senior Vice
12850 Spurling Road                                                                  President & Portfolio Manager of AIM
Suite 208                                                                            Charter Fund and AIM Summit Fund from
Dallas, TX 75230                                                                     1986 to 1995

Thomas M. Mazzaferro (44)*             Treasurer and Director                        Executive Vice President & Chief
                                                                                     Financial Officer: American Skandia
                                                                                     Life Assurance Corporation

Thomas M. O'Brien (47)                 Director                                      Vice Chairman: North Fork Bank (January
North Fork Bank                                                                      1997 to present)
275 Broad Hollow Road
Melville, NY 11747                                                                   President & Chief Executive Officer:
                                                                                     North Side Savings Bank (December 1984
                                                                                     to December 1996)

F. Don Schwartz (62)                   Director                                      Management Consultant
1101 Penn Grant Road                                                                 (April 1985 to present)
Lancaster, PA 17602

     * Indicates a Director of the Company who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Unless otherwise indicated, the address of each officer and director listed above is One Corporate Drive, Shelton, Connecticut 06484.

(2) All of the officers and Directors of the Company listed above serve in similar capacities for the Trust and/or American Skandia Trust, both of which are also investment companies managed by the Investment Manager.

(3) Unless otherwise indicated, each officer and director listed above has held his principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Directors of the Company hold the following positions with American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Investment Services, Incorporated ("ASISI"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia Investment Holding Corporation ("ASIHC"): Mr. Boronow also serves as Executive Vice President, Chief Operating Officer and a Director of ASIHC, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASIHC, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI; Mr. Mazzaferro also serves as Executive Vice President, Chief Financial Officer and a Director of ASIHC, a Director of ASLAC, President, Chief Financial Officer and a Director of ASISI, and Executive Vice President and Chief Financial Officer of ASM and ASIST.

         The Company's Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         The officers and Directors of the Company who are "interested persons" within the meaning of the 1940 Act do not receive compensation directly from the Company for serving in the capacities described above. Those officers and
Directors of the Company, however, who are affiliated with the Investment Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Investment Manager. Each of the non-interested Directors is expected to receive for his service on the Board of Directors an annual and "per-meeting" fee, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. The following table sets forth information concerning the compensation anticipated to be paid by the Company to the Directors in the current fiscal year. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.

                                           Aggregate Compensation                       Total Compensation from the
Name of Director:                           from the Company:(1)                        Company and Fund Complex:(2)

Gordon C. Boronow                                    $ 0                                            $ 0

Jan R. Carendi                                       $ 0                                            $ 0


David E.A. Carson                                  $20,000                                        $72,000

Julian A. Lerner                                   $20,000                                        $72,000


Thomas M. Mazzaferro                                 $ 0                                            $ 0


Thomas M. O'Brien                                  $20,000                                        $72,000


F. Don Schwartz                                    $20,000                                        $72,000

(1) The amount indicated estimates the compensation anticipated to be paid to the Directors of the Company for the Company's fiscal year ending October 31, 1998.

(2) As of the date of this SAI, the "Fund Complex" consisted of the Company, the Trust and American Skandia Trust. The amount indicated estimates the compensation anticipated to be paid to the Directors by the Fund Complex for the twelve month period ending October 31, 1998.



     The Directors and Officers of the Company owned, in the aggregate, the following percentages of the shares of the following classes of the Company as of December 24, 1997: ASAF Founders International Small Capitalization Fund, Class A Share - 3.4%; ASAF T. Rowe Price International Equity Fund, Class A Shares - 1.4%; ASAF T. Rowe Price Small Company Value Fund, Class A Share - 2.5%; ASAF Total Return Bond Fund, Class A Share - 1.1%. The Directors of the Company own, in the aggregate, less than 1% of the shares of each class not listed above.



                  INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

         American Skandia Investment Services, Incorporated ("ASISI," as previously defined) acts as investment manager to each Non-Feeder Fund and Portfolio pursuant to separate investment management agreements with the Company and the Trust, respectively (the "Management Agreements"). Unlike the Non-Feeder Funds, each of the Feeder Funds invests all of its respective investable assets in a corresponding Portfolio of the Trust and thus does not require an investment manager.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Commission and is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855. In addition to serving as investment manager to the Company and the Trust, ASISI currently serves as the investment manager to American Skandia Trust, an open-end management investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. Shares of American Skandia Trust also may be offered directly to qualified pension and retirement plans. For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

         The Management Agreements provide, in substance, that the Investment Manager will furnish each Non-Feeder Fund and Portfolio with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company or the Trustees of the Trust, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund or Portfolio. The Investment Manager is responsible for providing, at its expense, such personnel as is required by each Non-Feeder Fund or Portfolio for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund or Portfolio pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Funds or Portfolios, is responsible for the expenses of conducting the investment programs of the Funds and Portfolios.

         The Management Agreements provide further that neither the Investment Manager nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreements, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreements. The Management Agreements also permit the Investment Manager to render services to others.


         Under the terms of the Management Agreements, each Non-Feeder Fund and Portfolio has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund or Portfolio's average daily NAV. The Investment Manager, not any Fund or Portfolio, is responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to the Investment Manager and the Sub-advisors, as well as any applicable voluntary fee waiver arrangements, see the Company's Prospectus under "Expense Information" and "Management of the Funds."


         The investment management fee paid for each Fund and Portfolio for the fiscal period from commencement of operations until October 31, 1997 was as follows:


                                                                                   Investment
           Name of Fund                                                          Management Fee

           ASAF Founders International Small Capitalization Fund                     $520

           ASMT T. Rowe Price International Equity Portfolio                         $4,658

           ASAF Janus Overseas Growth Fund                                           $0

           ASAF Founders Small Capitalization Fund                                   $577

           ASAF T. Rowe Price Small Company Value Fund                               $1,530

           ASAF Robertson Stephens Value + Growth Fund                               $0

           ASMT Janus Capital Growth Portfolio                                       $10,500

           ASAF Lord Abbett Growth and Income Fund                                   $0

           ASMT INVESCO Equity Income Portfolio                                      $4,791

           ASAF American Century Strategic Balanced Fund                             $1,513

           ASAF Federated High Yield Bond Fund                                       $1,022

           ASMT PIMCO Total Return Bond Portfolio                                    $4,456

           ASMT JPM Money Market Portfolio                                           $1,134

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the Non-Feeder Funds commenced operations on July 28, 1997. As discussed in this SAI under "Fund Expenses" and in the Company's Prospectus under "Expense Information," the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund's total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.


         Each Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees, where applicable, or by the Investment Manager, or by holders of a majority of the applicable Fund or Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:


     ASISI currently engages the following Sub-advisors to conduct the investment programs of each Non-Feeder Fund and Portfolio pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory Agreements"): (a) Founders Asset Management, Inc. for the ASAF Founders International Small Capitalization Fund and the ASAF Founders Small Capitalization Fund; (b) Rowe Price-Fleming International, Inc. for the ASMT T. Rowe Price International Equity Portfolio; (c) Janus Capital Corporation for the ASAF Janus Overseas Growth Fund and the ASMT Janus Capital Growth Portfolio; (d)
T. Rowe Price Associates, Inc. for the ASAF T. Rowe Price Small Company Value Fund; (e) Robertson, Stephens & Company Investment Management, L.P. for the ASAF Robertson Stephens Value + Growth Fund; (f) Lord, Abbett & Co. for the ASAF Lord Abbett Growth and Income Fund; (g) INVESCO Trust Company for the ASMT INVESCO Equity Income Portfolio; (h) American Century Investment Management, Inc. (formerly known as, "Investors Research Corporation") for the ASAF American Century Strategic Balanced Fund; (i) Federated Investment Counseling for the
ASAF Federated High Yield Bond Fund; (j) Pacific Investment Management Company for the ASMT PIMCO Total Return Bond Portfolio; (k) J.P. Morgan Investment Management Inc. for the ASMT JPM Money Market Portfolio.


         The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Non-Feeder Fund or Portfolio in accordance with the Fund or Portfolio's investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund or Portfolio, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund or Portfolio. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund or Portfolio, or from providing such services itself.


         The sub-advisory fee paid by the Investment Manager for each Fund and Portfolio for the fiscal period from commencement of operations until October 31, 1997 was as follows:


           Name of Fund                                                         Sub-advisory Fee

           ASAF Founders International Small Capitalization Fund                     $284

           ASMT T. Rowe Price International Equity Portfolio                         $2,329

           ASAF Janus Overseas Growth Fund                                           $0

           ASAF Founders Small Capitalization Fund                                   $320

           ASAF T. Rowe Price Small Company Value Fund                               $917

           ASAF Robertson Stephens Value + Growth Fund                               $0

           ASMT Janus Capital Growth Portfolio                                       $4,725

           ASAF Lord Abbett Growth and Income Fund                                   $0

           ASMT INVESCO Equity Income Portfolio                                      $2,235

           ASAF American Century Strategic Balanced Fund                             $839

           ASAF Federated High Yield Bond Fund                                       $365

           ASMT PIMCO Total Return Bond Portfolio                                    $1,714

           ASMT JPM Money Market Portfolio                                           $204

         Fees for the Portfolios are based upon the total assets of each Portfolio, which include assets other than those of the Feeder Funds. The Portfolios commenced operations in June 1997, while the Non-Feeder Funds commenced operations on July 28, 1997.

         Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors or Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund or Portfolio (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Company and the Trust. Pursuant to administration agreements between the Administrator and the Company and the Trust, respectively (the "Administration Agreements"), the Administrator has agreed to provide certain fund accounting and administrative services to the Company and the Trust, including, among other services, accounting relating to the Company and the Trust and the investment transactions of the foregoing; computing daily NAVs; monitoring the investments and income of the Company and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company's and the Trust's custodians; preparing and maintaining the Company's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Company and the Trust as may be agreed upon in writing by the parties to the respective Administration Agreements.

         Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements. The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, trustee, employee or agent of the Company or the Trust, shall be deemed when rendering services to the Company or the Trust or acting on any business of the Company or the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreements) to be rendering such services to or acting solely for the Company or the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them. The Administration Agreements shall continue until terminated by either party on 60 days' prior written notice to the other party.


         Compensation for the services and facilities provided by the Administrator under the Administration Agreements includes payment of the Administrator's "out-of-pocket" expenses. Such reimbursable "out-of-pocket" expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, outside independent pricing service charges and record retention/storage. For the period from commencement of operations until October 31, 1997, the Company paid the Administrator $16,898, and the Trust paid the Administrator $25,353.


                                  FUND EXPENSES

         Each Non-Feeder Fund and Portfolio pays its own expenses including, without limitation: (i) expenses of maintaining the Fund or Portfolio and continuing its existence; (ii) registration of the Fund or Portfolio under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund or Portfolio and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund or Portfolio and of the Fund's principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund or Portfolio; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund or Portfolio; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company or the Trustees of the Trust, where applicable; (xvii) compensation and expenses of Directors of the Company or the Trustees of the Trust, where applicable, who are not "interested persons" of the Fund or Portfolio, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company and the Trust to indemnify its directors, trustees and officers with respect thereto. Expenses incurred by the Company or the Trust not directly attributable to any specific Non-Feeder Fund or Portfolio are allocated on the basis of the net assets of the respective Non-Feeder Funds and Portfolios.

         The Investment Manager has voluntarily agreed until February 28, 1999 to reimburse each Fund for its respective operating expenses (and, in the case of the Feeder Funds, the Feeder Fund's pro rata share of operating expenses of the Fund's corresponding Portfolio), exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Founders International Small Capitalization Fund: 1.60%

         ASAF T. Rowe Price International Equity Fund: 1.60%


         ASAF Janus Overseas Growth Fund: 1.60%


         ASAF Founders Small Capitalization Fund: 1.20%

         ASAF T. Rowe Price Small Company Value Fund: 1.25%


         ASAF Robertson Stephens Value + Growth Fund: 1.30%


         ASAF Janus Capital Growth Fund: 1.20%


         ASAF Lord Abbett Growth & Income Fund: 1.10%


         ASAF INVESCO Equity Income Fund: 1.05%

         ASAF American Century Strategic Balanced Fund: 1.10%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF Total Return Bond Fund: 0.90%

         ASAF JPM Money Market Fund: 1.00%

         The Investment Manager may terminate the above voluntary agreements at any time after October 31, 1998. Voluntary payments of Fund expenses by the Investment Manager may be made subject to reimbursement by the Fund, at the Investment Manager's discretion, within the two year period following such payment to the extent permissible under applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                            DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

         American Skandia Marketing, Incorporated ("ASM" or the "Distributor"), located at One Corporate Drive, Shelton, Connecticut 06484, serves as the principal underwriter and distributor for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the "Underwriting Agreement"). The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor is an "affiliated person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the Commission and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or "interested persons" of any such party (as defined in the 1940 Act); or (ii) by the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor's undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor's undertaking, see the Company's Prospectus under "How to Buy Shares: Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

THE DISTRIBUTION PLANS:

         The Company has adopted separate Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually, and collectively, the "Plans") pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Plans permit the payment of certain fees to the Distributor for its services and costs in distributing Fund shares and providing for services to shareholder accounts. The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred sales charge for Class B and Class X shares, to an unaffiliated third party that finances the sale of Class B and Class X shares. Under the terms of the Plans, the Distributor provides to each Fund, for review by the Directors of the Company, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. The Directors of the Company will review such levels of compensation the Plans provide in considering the continued appropriateness of the Plans.

         The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, the adequate provision for the costs of implementing effective distribution activities in the competitive environment and the availability to shareholders of services provided by representatives who have knowledge of the shareholders' particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor's purchase of additional shares for Class X investors as a bonus. The Directors of the Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

         The Plans, pursuant to their terms, remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act, and material amendments to the Plans must also be approved by the Directors of the Company in the manner described above. A Plan may be terminated at any time, without payment of a penalty, by vote of the majority of the Directors of the Company who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).



                        DETERMINATION OF NET ASSET VALUE

         The net asset value ("NAV") per share of each Fund is determined in the manner described in the Company's Prospectus. Each Fund will determine the NAV of its shares on each day that the New York Stock Exchange (the "NYSE") is open for business. The Directors of the Company and the Trustees of the Trust have each established procedures for valuing the assets of the Funds and Portfolios, respectively. In general, these valuations are based on market value with special provisions for: securities not listed on an exchange or securities market; securities for which recent market quotations are not readily available; short-term obligations; and open short positions and options written on securities.

         Securities held by each Non-Feeder Fund and Portfolio, other than the ASMT JPM Money Market Portfolio (the "Money Market Portfolio"), will be valued as follows: portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal exchange as of the close of business on the day the securities are being valued, or, lacking any sales on that day, at the mean between the bid and asked prices. Securities traded in the over-the-counter market that are included in the National Market System are valued at the mean between the bid and asked prices which may be based on valuations furnished by a pricing service or from independent securities dealers. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Directors of the Company and the Trustees of the Trust, where applicable.

         The NAV per share of the Money Market Portfolio is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund or Portfolio are valued at amortized cost.

         The amortized method of valuation is intended to permit the Money Market Portfolio to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company and the Trustees of the Trust, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company and the Trustees of the Trust, where applicable, will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Directors of the Company or the Trustees of the Trust, where applicable, and (considered highly unlikely by management of the Company and the Trust) redemption of shares in kind (i.e., with portfolio securities).

         A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the NAV per share. Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                          ADDITIONAL INFORMATION ON THE
                        PURCHASE AND REDEMPTION OF SHARES

RIGHTS OF ACCUMULATION:

         Each Fund offers to all qualifying investors certain "rights of accumulation" under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the then current purchase amount plus (b) an amount equal to the then current NAV of the purchaser's holdings of all shares of any Fund of the Company. Acceptance of the purchase order is subject to confirmation of qualification. A qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT:

         Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). In computing the total amount purchased for purposes of determining the applicable sales commission, the offering price of shares currently held in the Funds which were purchased within 90 days from the date of acceptance of the LOI may be used as a credit toward Fund shares to be purchased under the LOI. Class A, B, C and X shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. During the term of an LOI, Boston Financial Data Services, Inc., the Company's transfer agent (the "Transfer Agent"), will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the amount indicated on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does (not within twenty days after a written request by the Transfer Agent) pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund or Portfolio at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a shareholder's right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund or Portfolio of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

         For further information regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to Redeem Shares," respectively, in the Company's Prospectus.

                             PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

         Subject to the supervision of the Directors of the Company and the Trustees of the Trust, where applicable, decisions to buy and sell securities for the Company and the Trust are made for each Non-Feeder Fund and Portfolio by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund or Portfolio to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund or Portfolio for the use of the applicable Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees. These reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Funds, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Fund or Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager may direct certain of the Sub-advisors to try to effect a portion of their Fund or Portfolio's investment transactions through broker-dealers that sell shares of the Fund (or corresponding Fund, in the case of the Portfolios), to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the Commission, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company or the Trustees of the Trust, where applicable, or, if requested, directly to the Directors or Trustees.


         In selecting a broker to effect each particular transaction, each Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company and the Trustees of the Trust may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund or Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to the Fund or Portfolio and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the period from commencement of operations until October 31, 1997, aggregate brokerage commissions of __ and __ were paid in relation to brokerage transactions of the Company and the Trust, respectively.

         During the period ending October 31, 1997, brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the ASMT
T. Rowe Price International Equity Portfolio in the amount of __. For that period, __% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing __% of the Portfolio's total dollar amount of transactions involving the payment of commissions.


ALLOCATION OF INVESTMENTS:

         The Sub-advisors of the Non-Feeder Funds and Portfolios have other advisory clients, some of which have similar investment objectives to one or more of the Funds or Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund or Portfolio. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund or Portfolio and the Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund or Portfolio and its other clients, including other Funds or Portfolios for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

         Each Non-Feeder Fund and Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund's or Portfolio's best interest. Portfolio turnover rates may increase as a result of the need for a Fund or Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. A high rate of portfolio turnover (generally in excess of 100%)
involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund's shareholders. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that portfolio turnover rates for the ASMT T. Rowe Price International Equity Portfolio, ASAF T. Rowe Price Small Company Value Fund, ASAF Lord Abbett Growth and Income Fund, ASMT INVESCO Equity Income Portfolio and the ASAF Federated High Yield Bond Fund will not exceed 100% under normal market conditions. The portfolio turnover rates for the ASAF Founders International Small Capitalization Fund, ASAF Janus Overseas Growth Fund, ASAF Founders Small Capitalization Fund, ASAF Robertson Stephens Value + Growth Fund, ASMT Janus Capital Growth Portfolio, ASAF American Century
Strategic Balanced Fund and ASMT PIMCO Total Return Bond Portfolio are not anticipated to exceed 150%, 200%, 150%, 250%, 200%, 150% and 350%, respectively, under normal market conditions. A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company's Prospectus under "Portfolio Transactions."

                          ADDITIONAL TAX CONSIDERATIONS

         Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) for its taxable year ending October 31, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements (the "Distribution Requirement"). For additional information regarding the Funds' treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

         Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

         Each of the Feeder Funds will invest all of its investable assets in a corresponding Portfolio of the Trust. Each such Fund will be deemed to own a proportionate share of its corresponding Portfolio's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy applicable tax requirements.

         If a Fund or Portfolio acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund (or, in the case of a Portfolio, its corresponding Fund indirectly through its interest in the Portfolio) could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Funds would be entitled to avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         Gains and losses realized by a Fund (directly, or through its interest in a Portfolio) in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

         Some Funds, or, in certain cases, the Portfolio in which a Fund may invest its assets, may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year (held directly or indirectly through a corresponding Portfolio) consists of stock or securities in foreign corporations, may elect to "pass-through" these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

         Each Fund or Portfolio that invests in zero coupon securities or in other securities with original issue discount (or securities with market discount, if the Fund or Portfolio elects to include market discount in income currently) must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund's Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its (or, as the case may be, its corresponding Portfolio's) securities under disadvantageous circumstances, or borrow, to generate the needed cash.

         Forward currency contracts, options and futures contracts entered into by a Fund or Portfolio may create "straddles" for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund (or, in the case of a Portfolio, by its corresponding Fund) on such contracts, options or securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of securities included in the straddles for purposes of the 30% of gross income test described above, and therefore, a Fund's or Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Fund or Portfolio at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund or Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a Fund or Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund (or, in the case of a Portfolio, its corresponding Fund) satisfies the 30% gross income test above. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund or Portfolio will consider whether it should seek to satisfy those requirements to enable the Fund (or, in the case of a Portfolio, its corresponding Fund) to qualify for this treatment for hedging transactions.

         To maintain a constant $1.00 per share NAV, the Directors of the ASAF JPM Money Market Fund (the "Money Market Fund") may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Company's Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but will qualify for the 70% dividends-received deduction for the Fund's corporate shareholders only to the extent designated in a notice to the Fund's shareholders as being attributable to dividends received by the Fund. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an investor's purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder's hands and will be long-term or short-term capital gain or loss, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing shares of a Fund ("load charge") cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

         Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the Internal Revenue Service ("IRS"). Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

         A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors may be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 31% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder's U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

                         CAPITAL STOCK OF THE COMPANY &
                         PRINCIPAL HOLDERS OF SECURITIES

         The Company is an open-end management investment company organized under the laws of Maryland on March 5, 1997. The Company currently has thirteen separate series of shares of beneficial interest, each of which is divided into Class A, B, C and X shares. The Directors of the Company are authorized to establish, from time to time and without shareholder approval, additional series or classes of shares.

         The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. The Company and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company's outstanding shares. Each Fund's shares when issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

     The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of December 24, 1997.


                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners


                              As of December 24, 1997


          Fund and Share Class                      Owner Name                         Address                 Percent
                                                                                                              Ownership


ASAF Founders International Small         State Street Bank & Trust Co.    1824 Oak Road                           8.88%
Capitalization Fund Class A               Cust for the IRA Rollover of     North Brunswick, NJ 08902-2535
                                          Edythe J. Doerr


                                          State Street Bank & Trust Co.    41 Sandown Road                         6.83%
                                          Cust for the IRA of Myron E.     Audubon, PA 19403-1982
                                          Jennings

                                          State Street Bank & Trust Co.    110 Race Hill Road                      8.18%
                                          Cust for the IRA of Berthann     Guilford, CT 06437-1011
                                          Jones


ASAF Founders International Small Cap     Vernice B. Ruiz                  6722 Casa Blanca                       14.11%
Fund Class B                                                               Houston, TX 77088-2139
                                          Nell T. Haddock                  10645 No. Tatum Blvd.                   5.54%
                                                                           Suite 200
                                                                           Box 288
                                                                           Phoenix, AZ 85001-0288

                                          Linda Tomkiewicz                 314 Arch Street                         6.73%
                                                                           Delran, NJ 08075-1108
                                          Donaldson Lufkin Jenrette        P.O. Box 2052                     8.34%
                                          Securities Corporation Inc.      Jersey City, NJ 07303-2052


ASAF Founders International Small Cap     State Street Bank & Trust Co.    437 Benjamins Road                5.70%
Fund Class C                              Cust for the IRA of William E.   Santa Rosa, CA 95409-3115
                                          Dean

                                          State Street Bank & Trust Co.    437 Benjamin Road                   11.82%
                                          Cust. For the IRA of Deloris     Santa Rosa, CA 95409-3115
                                          D. Dean

                                          State Street Bank & Trust Co.    3770 Black Creek Drive                  8.93%
                                          Cust. For the IRA Rollover of    Hudsonville, MI  49426-9036
                                          Eugene D. Vander Ark

                                          Tawny J. Pace                    869 Lucas Lane                          8.94%
                                                                           Oldsmar, FL 34677-4222

                                          Craig B. Satterlee               181 Blue Sky Drive                      8.09%
                                                                           Marietta, GA 30068-3812
                                          Antonio Narvaez Jr TTEE          868 N. Sacremento Avenue                7.04%
                                          Antonio Narvaez Jr Char          Chicago, IL 60622-4363
                                          Remainder Annuity Trust DTD
                                          7-22-97

ASAF Founders International Small Cap     State Street Bank & Trust Co.    3936 Cloverfield Circle                 9.77%
Fund Class X                              Cust for the IRA Rollover of     Liverpool, NY 13090-3104
                                          James J. Layhew


ASAF T. Rowe Price International Equity   Jeanne L. Odell TTEE             2249 Country Club Loop                 16.92%
Fund Class A                              Country Hills Investments        Westminster, CO 80234-2637

                                          Ann W. Greenfield                7277 NW 64TH Terrace                    6.28%
                                                                           Parkland, FL 33067-4751


ASAF T. Rowe Price International Equity   N/A                              N/A                                       N/A
Fund Class B

ASAF T. Rowe Price International Equity   Craig B. Satterlee               181 Blue Sky Drive                      9.80%
Fund Class C                                                               Marietta, GA 30068-3812

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           7.37%
                                          Securities Corporation Inc.      Jersey City, NJ 07303-2052


ASAF T. Rowe Price International Equity   N/A                              N/A                                       N/A
Fund Class X

ASAF Janus Overseas Growth Fund           N/A                              N/A                                       N/A
Class A, B, C and X

ASAF Founders Small Capitalization Fund   State Street Bank & Trust Co.    2534 W. Avenue J                        6.69%
Class A                                   Cust for the IRA Rollover of     San Angelo, TX 76901-3745
                                          Frank C. Gould

                                          Wedbush Morgan Securities Inc.   P.O. Box 30014                          6.33%
                                          FBO A/C 8501-2423                Los Angeles, CA 90030-0014

                                          Jeanne L. Odell TTEE             2249 Country Club Loop                 21.46%
                                          Country Hills Investments        Westminster, CO 80234-2637

                                          Wedbush Morgan Securities        1000 Wilshire Boulevard                 8.27%
                                          A/C 3735-1153                    Los Angeles, CA 90017-2457


ASAF Founders Small Cap Fund              Brian J. Doering                 3868 39th Street                        5.42%
Class B                                                                    San Diego, CA 92105-2420
                                          Terrell Phillips                 1044 SW 44th, Suite 505                 6.05%
                                          Delaware Charter IRA SEP         Oklahoma City, OK 73109-3609

                                          Marvin P. Burnett &              6250 S. Elmire Circle E.                7.96%
                                          Alison G. Burnett ATIC           Englewood, CO 80111-5606


ASAF Founders Small Cap Fund              State Street Bank & Trust Co.    437 Benjamins Road                      5.05%
Class C                                   Cust for the IRA of William E.   Santa Rosa, CA 95409-3115
                                          Dean

                                          State Street Bank & Trust Co.    437 Benjamins Road                     10.37%
                                          Cust for the IRA of Deloris D.   Santa Rosa, CA 95409-3115
                                          Dean
                                          Bill Bellis                      RR 4 Box 243-E                          7.89%
                                          Betty Bellis JT WROS             Savannah, TN 38372-9804
                                          Craig B. Satterlee               181 Blue Sky Drive                      7.15%
                                                                           Marietta, GA 30068-3812
                                          Raymond James & Assoc. Inc.      880 Carillon Parkway                    8.55%
                                          CSDN Donald A. Worley IRA        P.O. Box 12749
                                          Acct#71390924                    St. Petersburg, FL 33733-2749


ASAF Founders Small Cap Fund              State Street Bank & Trust Co.    3936 Cloverfield Circle                 7.41%
Class X                                   Cust. For the IRA of             Liverpool, NY 13090-3104
                                          Rollover of James J. Layhew


ASAF T. Rowe Price Small Co. Value Fund   Jeanne L. Odell TTEE             2249 Country Club Loop
Class A                                   Country Hills Investments        Westminster, CO 80234-2637

ASAF T. Rowe Price Small Co. Value Fund   N/A                              N/A                                       N/A
Class B

ASAF T. Rowe Price Small Co. Value Fund   State Street Bank & Trust Co.    3770 Black Creek Drive                  6.75%
Class C                                   Cust for the IRA Rollover of     Hudsonville, MI 49426-9036
                                          Eugene D. Vander Ark

                                          Curtis B. Bruce                  11276 Meadow Glen Way E                 6.00%
                                          Catherine Bruce JT WROS          Escondido, CA 92026-7009

ASAF T. Rowe Price Small Co. Value Fund   State Street Bank & Trust Co.    P.O. Box 27                             6.00%
Class X                                   Cust for the IRA of Kenneth L.   Thomas, OK 73669-0027
                                          Ballard


ASAF Robertson Stephens Value + Growth
Fund Class A, B, C, & X                   N/A                              N/A                                       N/A

ASAF Janus Capital Growth Fund            State Street Bank & Trust Co.    2534 W. Avenue J                        5.83%
Class A                                   Cust for the IRA Rollover of     San Angelo, TX 76901-3745
                                          Frank C. Gould

                                          Jeanne L. Odell TTEE             2249 Country Club Loop                  5.06%
                                          Country Hills Investments        Westminster, CO 80234-2637

ASAF Janus Capital Growth Fund            N/A                              N/A                                       N/A
Class B

ASAF Janus Capital Growth Fund            N/A                              N/A                                       N/A
Class C

ASAF Janus Capital Growth Fund            N/A                              N/A                                       N/A
Class X


ASAF  Lord Abbett Growth and Income
Fund Class A, B, C & X                    N/A                              N/A                                       N/A

ASAF INVESCO Equity Income Fund           Jeanne L. Odell TTEE             2249 Country Club Loop                  7.75%
Class A                                   Country Hills Investments        Westminster, CO 80234-2637

ASAF INVESCO Equity Income Fund           Eva G. Seltzer                   114 Hayes Mill Road, Apt. D105          5.55%
Class B                                                                    Atco, NJ 08004-2464

                                          Margaret B. Davis                705 West Lee                            5.15%
                                                                           Weatherford, TX 76086-4121

ASAF INVESCO Equity Income Fund           State Street Bank & Trust Co.    3770 Black Creek Drive                  5.70%
Class C                                   Cust. For the IRA Rollover of    Hudsonville, MI 49426-9036
                                          Eugene D. Vander Ark

                                          Craig B. Satterlee               181 Blue Sky Drive                      7.78%
                                                                           Marietta, GA 30068-3812

ASAF INVESCO Equity Income Fund           State Street Bank & Trust Co.    P.O. Box 27                             6.54%
Class X                                   Cust for the IRA Rollover of     Shaver Lake, CA 93664-0027
                                          Stanley E. Daniels

ASAF American Century Strategic           Jeanne L. Odell TTEE             2249 Country Club Loop                 37.49%
Balanced Fund Class A                     Country Hills Investments        Westminster, CO 80234-2637

                                          Michael E. English               2637 Eudora Street                     11.30%
                                                                           Denver, CO 80207-3216

ASAF American Century Strategic           Jane F. Barry                    149 E. Side Drive. #229                 5.97%
Balanced Fund Class B                                                      Concord, NH 03301-5465

ASAF American Century Strategic           State Street Bank & Trust Co.    437 Benjamins Road                      7.39%
Balanced Fund Class C                     Cust. For the IRA of             Santa Rosa, CA 95409-3115
                                          Deloris D. Dean

                                          Tawny J. Pace                    869 Lucas Lane                          8.50%
                                                                           Oldsmar, FL 34677-4222
                                          Michael Thomas O'Cal             4742 Santa Rosita Court                 5.79%
                                                                           Santa Rosa, CA 95405-8203
                                          State Street Bank & Trust Co.    20 Mayfair Court                        5.06%
                                          Cust for the IRA of Helen B.     Little Silver, NJ 07739-1237
                                          Mosolgo

                                          State Street Bank & Trust Co.    424 Washington Avenue                   9.31%
                                          Cust for the IRA of Julia A.     Wilmette, IL 60091-1966
                                          Mayes

                                          Raymond James & Assoc Inc CSDN   880 Carillon Parkway                    5.62%
                                          Gerald Sparer IRA                P.O. Box 12749
                                          Acct# 88372328                   St. Petersburg, FL 33733-2749
                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           9.77%
                                          Securities Corporation Inc.      Jersey City, NJ 07303-2052

ASAF American Century Strategic           State Street Bank & Trust Co.    9 Oyster Bateau Court                   9.07%
Balanced Fund Class X                     Cust for the IRA of David W.     Hilton Head, SC 29926-2683
                                          Hodges

                                          State Street Bank & Trust Co.    83 Bond Street                          5.45%
                                          Cust. for the IRA of             Norwood, MA 02062-2063
                                          George M. Donelan

                                          State Street Bank & Trust Co.    7088 Anderson Road                      9.60%
                                          Cust for the IRA of Betty L.     Montague, MI 49437-9787
                                          Johnson

                                          State Street Bank & Trust Co.    1620 Ridgeview Circle                   8.19%
                                          Cust for the IRA of Bonnie C.    Monument, CO 80132-9533
                                          Wendelburg

ASAF Federated High Yield Bond Fund       State Street Bank & Trust Co.    5644 Edgewater Boulevard                5.33%
Class A                                   Cust for the IRA Rollover of     Minneapolis, MN 55417-2627
                                          Bonnie J. Daly

                                          State Street Bank & Trust Co.    2534 W. Avenue J                        6.90%
                                          Cust for the IRA Rollover of     San Angelo, TX 76901-3745
                                          Frank C. Gould

                                          Ethelann G. Stillinger TTEE      P.O. Box 142                            9.89%
                                          Robert H. Stillinger Rev Liv     Table Rock, NE 68447-0142
                                          Trust
                                          FBO Robert H. Stillinger
                                          U/A DTD 10/13/93

                                          Gary W. Brown                    710 N. Railroad Street                  5.27%
                                                                           Palmyra, PA 17078-1128
                                          State Street Bank & Trust Co.    19240 Starrwood Drive                   6.00%
                                          Cust for the IRA of Ruby E.      Monument, CO 80132-9711
                                          Hamilton
                                          Dain Bosworth Custodian          371 South 20TH                          6.52%
                                          Leonard H. McCain                Brighton, CO 80601-2521
                                          A/C #5468-5662
                                          Individual Retirement Account

                                          Wedbush Morgan Securities        1000 Wilshire Boulevard                 6.22%
                                          A/C 3559-8655                    Los Angeles, CA 90017-2457

ASAF Federated High Yield Bond Fund       Marlys A. Brinklow               6 Taos Circle                           5.19%
Class B                                                                    Fountain, CO 80817-2104
                                          John R. Owen                     113 Stagecoach Drive                    6.17%
                                          Angela Tyler-Owen JT WROS        Madison, AL 35757-8817

                                          Hyman Novarr                     1250 Farmington Avenue                  6.41%
                                                                           W. Hartford, CT 06107-2608

ASAF Federated High Yield Bond Fund       INDE & Co CUST                   4401 Rockside Road                      5.19%
Class C                                   FBO EBIRA # 17-119-5             Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                     10.38%
                                          FBO BWIRA # 17-123-9             Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                      5.05%
                                          FBO JCKIRA # 17-031-3            Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                      5.54%
                                          FBO BCLPSP # 15-020-1            Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                      6.09%
                                          FBO JSTIRA # 17-091-8            Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                     16.96%
                                          FBO BNRIRA # 17-083-1            Independence, OH 44131-2144
                                          c/o Independence Bank

                                          INDE & Co. CUST                  4401 Rockside Road                      7.20%
                                          FBO TFERPT # 15-035-6            Independence, OH 44131-2144
                                          c/o Independence Bank

ASAF Federated High Yield Bond Fund       State Street Bank & Trust Co.    221 Hager Road                          8.84%
Class X                                   Cust for the 403B of Joan        Rochester, NY 14616-3137
                                          Nageldinger

                                          Everen Clearing Corp Cust        7943 W. Friend Drive                   13.50%
                                          FBO John S. Wells IRA            Littleton, CO 80128-5544
                                          A/C 8205-9670

ASAF Total Return Bond Fund               State Street Bank & Trust Co.    5644 Edgewater Boulevard               12.76%
Class A                                   Cust for the IRA Rollover of     Minneapolis, MN 55417-2627
                                          Bonnie J. Daly

                                          State Street Bank & Trust Co.    2534 W. Avenue J                       16.52%
                                          Cust for the IRA Rollover of     San Angelo, TX 76901-3745
                                          Frank C. Gould

                                          Joseph Jacuzzo                   18 Main Street                          6.13%
                                          Phyllis Mary Jacuzzo JT WROS     Perry, NY 14530-1311

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           9.42%
                                          Securities Corporation Inc       Jersey City, NJ 07303-2052


ASAF Total Return Bond Fund               Joseph & Pauline Grosso TTEE     2555 PGA Blvd. Lot 142                  7.42%
Class B                                   Joseph & Pauline Grosso          Palm Beach Gardens, FL
                                          Living Trust DTD                 33410-2945
                                          Lorraine Taylor                  4739 W 149th Street                    5.68%%
                                          Ann Irmer TTEES                  Midlothian, IL 60445-3183
                                          The Irmer Family Revoc Living
                                          Trust DTD 2/3/97

                                          Harriet Hinckley Eliason &       2558 S 900 E                           10.57%
                                          King Hinckley TTEES              Salt Lake City, UT 84106-2235
                                          Parnell Hinckley Trust
                                          U/A DTD 10-18-73

                                          So Yee Chu Fong                  151 Tremont Street Unit 9E             10.52%
                                          Flora Man Yee Wong TTEES         Boston, MA 02111-1145
                                          Shok Wan Cheng Trust
                                          U/A DTD 7-8-97

                                          Martha Messina                   2890 Montessouri Street                 6.25%
                                          Marie Maiorca JT WROS            Las Vegas, NV 89117-3052
                                          Angela Desmoni

                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           5.21%
                                          Securities Corporation Inc.      Jersey City, NJ 07303-2052

ASAF Total Return Bond Fund               State Street Bank & Trust Co.    3770 Black Creek Drive                  9.90%
Class C                                   Cust. For the IRA Rollover of    Hudsonville, MI 49426-9036
                                          Eugene D. Vander Ark


                                          State Street Bank & Trust Co.    82 Wood Creek Drive                    11.76%
                                          Cust for the 403-B of            Pittsford, NY 14534-4416
                                          Pamela A. Fogarty

                                          State Street Bank & Trust Co.    380 W. Sicamore Lane                   16.48%
                                          Cust for the IRA of              Louisville, CO 80027-2238
                                          Andrea M. Aschoff

                                          Craig B. Satterlee               181 Blue Sky Drive                      8.65%
                                                                           Marietta, GA 30068-3812

ASAF Total Return Bond Fund               Jesse T. Espinola TTEE           127 Belvidere Avenue                    6.99%
Class X                                   Warren OB-GYN Associates MPPP    Washington, NJ 07882-1402
                                          DTD 1-1-87
                                          FBO Jesse T. Espinola


                                          State Street Bank & Trust Co.    7088 Anderson Road                      8.89%
                                          Cust for the IRA of              Montague, MI 49437-9787
                                          Betty L. Johnson

                                          State Street Bank & Trust Co.    51 Shoshoni Drive                      10.35%
                                          Cust for the IRA Rollover of     Sherwood, AR 72120-2538
                                          Jayanna McCulloch

ASAF JPM Money Market Fund                Carole D. Haupert                225 Ashwood Lane NW                     5.36%
Class A                                                                    New Philadelphia, OH 44663-3743
                                          Margaret W. Burdick              34 Bloomer Road                         5.54%
                                          Thomas W. Burdick JT WROS        Ridgefield, CT 06877-6006


                                          State Street Bank & Trust Co.    5658 Swaying Palm Lane                 32.07%
                                          Cust. For the IRA Rollover of    Boynton Beach, FL 33437-4224
                                          Edward Gerard


                                          Michael Wanas & Mark Fellanto    10 Peach Street                         6.43%
                                          TTEES                            Paterson, NJ 07503-3010
                                          Promar Precision Engine
                                          Rebuilders Inc 401K Profit
                                          SHAR PL

                                          Patricia A. Scheib               315 A Queensdale Drive                  5.04%
                                                                           York, PA 17403-4368
                                          Peter T. Russo                   11 Jerome Avenue                        6.30%
                                                                           W. Newton, MA 02165-1108
                                          Donaldson Lufkin Jenrette        P.O. Box 2052                           6.18%
                                          Securities Corporation Inc.      Jersey City, NJ 07303-2052


ASAF JPM Money Market Fund                Elba R. Bishop                   749 Roosevelt Street                   14.86%
Class B                                   June Bishop JT WROS              Springfield, CO 81073-1436

                                          Karen S. Cusick                  400 Chesterfield Ctr., Ste. 305        11.12%
                                          c/o Clark Financial Servs Group  Chesterfield, MO 63017-4800

                                          Marilyn A. Scannell              9 Evergreen Avenue                      8.27%
                                          Roger V. Scannell JT WROS        Kennebunk, ME 04043-2504

                                          Kenneth M. Walker                7201 Archibald Ave., Ste. 4-286        12.34%
                                                                           Alta Loma, CA 91701-6403

ASAF JPM Money Market Fund                Lynn Harris                      6417 High Country Trail                18.82%
Class C                                   Lavern Harris JT WROS            Arlington, TX 76016-5519

                                          Harold Delmastro                 11 Munster Place                        6.73%
                                          Angela Delmastro JT WROS         Wayne, NJ 07470-4126

                                          State Street Bank & Trust Co.    P.O. Box 1005                          10.54%
                                          Cust for the IRA Rollover of     Chesapeake Beach, MD 20732-1005
                                          Phillip Constantino

                                          State Street Bank & Trust Co.    1021 Devon Drive                       11.33%
                                          Cust for the IRA Rollover of     Exton, PA 19341
                                          Nicholas G. Spyropoulos

                                          Bill Bellis                      RR 4 Box 243-E                         11.56%
                                          Betty Bellis JT WROS             Savannah, TN 38372-9804

                                          William L. Robinson              5458 Wagon Master Drive                 8.66%
                                          Grace C. Robinson TEN COMM       Colorado Springs, CO 80917-2235

                                          Antonio Narvaez Jr TTEE          868 N. Sacremento Avenue                5.98%
                                          Antonio Narvaez Jr Char          Chicago, IL 60622-4363
                                          Remainder Annuity Trust
                                          DTD 7-22-97

ASAF JPM Money Market Fund                State Street Bank & Trust Co.    124 Franklin Street                    21.96%
Class X                                   Cust for the IRA Rollover of     Melrose, MA 02176-1821
                                          Robert L. Goodwin Jr.

                                          State Street Bank & Trust Co.    1620 Ridgeview Circle                   9.55%
                                          Cust for the IRA of Bonnie C.    Monument, CO 80132-9533
                                          Wendelburg

                                          Martin D. Desousa &              502 Delaware Avenue                    22.56%
                                          Timothy J. Desousa TTEES         Palmerton, PA 18071-1917
                                          Desousa's Oil & Service Corp.
                                          Pension Plan Dated 12-12-97


                                OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

         Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company's independent public accountants. Each Fund's financial statements show the investments owned by the Fund or its corresponding Portfolio, where applicable, and the market values thereof. Additionally, each Fund's financial statements provide other information about the Fund and its operations, including in the case of the Feeder Funds, the Fund's beneficial interest in its corresponding Portfolio.

DOMESTIC AND FOREIGN CUSTODIANS:



         PNC Bank, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds and Portfolios investing primarily in domestic securities. Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities holdings of the ASAF Founders International Small Capitalization Fund, the ASAF T. Rowe Price International Equity Fund (and corresponding Portfolio) and the ASAF Janus Overseas Growth Fund, and co-custodian for all foreign securities holdings of the Funds and Portfolios which invest primarily in domestic securities.



TRANSFER AGENT:

     Boston Financial Data Services, Inc. (the "Transfer Agent," as previously defined), located at Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent for the Company.

INDEPENDENT ACCOUNTANTS:

         Coopers & Lybrand L.L.P., located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, has been selected as the independent certified public accountants of the Company, providing audit services and assistance and consultation with respect to the preparation of filings with the Commission.

REGISTRATION STATEMENT:

         This SAI and the Company's Prospectus do not contain all the information included in the Company's Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the Commission's offices in Washington, D.C. The Commission maintains a Website (http: / / www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

                              FINANCIAL STATEMENTS

         An audited statement of assets and liabilities of each Fund as of the date of initial capital contribution, together with the notes thereto and the report of Coopers & Lybrand L.L.P., are attached to this SAI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Skandia Advisor Funds, Inc. (the "Company"), comprising, respectively, ASAF T. Rowe Price International Equity Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF Total Return Bond Fund, ASAF JPM Money Market Fund, ASAF Founders International Small Capitalization Fund, ASAF Founders Small Capitalization Fund, ASAF T. Rowe Price Small Company Value Fund, ASAF American Century Strategic Balanced Fund, and ASAF Federated High Yield Bond Fund as of October 31, 1997, and their related statements of operations, changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the American Skandia Advisor Funds, Inc. as of October 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 12, 1997

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1997

             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                    ASAF FOUNDERS SMALL CAPITALIZATION FUND
                  ASAF T. ROWE PRICE SMALL COMPANY VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
FOREIGN STOCK -- 54.2%
  CANADA -- 5.8%
    Cinar Films, Inc. Cl-B*      500       $ 19,438
    Gulf Canada Resources
      Ltd.*                    2,000         16,750
                                           --------
                                             36,188
                                           --------
  CHILE -- 2.9%
    Compania Cervecerias
      Unidas SA [ADR]            750         18,281
                                           --------
  FINLAND -- 2.6%
    Raision Tehtaat Oy*          150         16,256
                                           --------
  FRANCE -- 2.6%
    Coflexip SA [ADR]            300         16,500
                                           --------
  GERMANY -- 2.4%
    Porsche AG Pfd.               10         14,787
                                           --------
  HONG KONG -- 2.9%
    Asia Satellite
      Telecommunications
      Holdings Ltd. [ADR]        775         18,116
                                           --------
  INDONESIA -- 3.0%
    Gulf Indonesia
      Resources Ltd.             900         18,900
                                           --------
  IRELAND -- 2.8%
    Ryanair Holdings PLC SP
      [ADR]*                     700         17,500
                                           --------
  ITALY -- 2.9%
    Industrie Natuzzi SPA
      [ADR]                      800         17,900
                                           --------
  MEXICO -- 2.9%
    Grupo Iusacell [ADR]*      1,000         18,000
                                           --------
  NETHERLANDS -- 2.7%
    Hunter Douglas NV            400         16,489
                                           --------
  NEW ZEALAND -- 2.8%
    Tranz Rail Holdings
      [ADR]                    1,250         16,875
                                           --------
  NORWAY -- 2.8%
    Petroleum Geo Services
      [ADR]                      250         17,312
                                           --------
  PANAMA -- 2.9%
    Banco Latinoamericano
      de Exportaciones SA
      Cl-E                       450         17,888
                                           --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  SINGAPORE -- 2.9%
    Creative Technology
      Ltd.                       700       $ 17,806
                                           --------
  SPAIN -- 2.8%
    Tele Pizza SA*               250         17,181
                                           --------
  UNITED KINGDOM -- 6.5%
    J.D. Wetherspoon PLC         750         20,311
    JBA Holdings PLC           1,250         20,070
                                           --------
                                             40,381
                                           --------
TOTAL FOREIGN STOCK
  (Cost $345,159)                           336,360
                                           --------
COMMON STOCK -- 5.7%
  APPAREL MANUFACTURERS -- 2.8%
    Tefron Ltd.*                 900         17,269
                                           --------
 TELECOMMUNICATIONS -- 2.9%
    Cellular Communications
      International, Inc.*       450         18,000
                                           --------
TOTAL COMMON STOCK
  (Cost $36,552)                             35,269
                                           --------
TOTAL INVESTMENTS -- 59.9%
  (Cost $381,711)                           371,629
OTHER ASSETS LESS
  LIABILITIES -- 40.1%                      249,177
                                           --------
NET ASSETS -- 100.0%                       $620,806
                                           ========

Foreign currency exchange contracts outstanding at October 31, 1997:

SETTLEMENT              CONTRACTS TO     IN EXCHANGE     CONTRACTS      UNREALIZED
  MONTH        TYPE       RECEIVE            FOR         AT VALUE      APPRECIATION
-----------------------------------------------------------------------------------
11/97          Buy       GBP 12,273        $20,367        $20,580          $213
11/97          Buy       GBP 11,858         19,676         19,883           207
                                           -------        -------          ----
                                           $40,043        $40,463          $420
                                           =======        =======          ====

--------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

-------------------------------------------------------
ASAF FOUNDERS
SMALL CAPITALIZATION FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 20.1%
  BEVERAGES -- 0.3%
    Beringer Wine Estates
      Holdings, Inc.*             75       $  2,325
                                           --------
  BUSINESS SERVICES -- 1.0%
    Pre-Paid Legal
      Services, Inc.             300          9,075
                                           --------
  COMPUTER SERVICES & SOFTWARE -- 7.8%
    Aspen Technology, Inc.       300         11,287
    Avant Corp.*                 300          7,875
    CDW Computers Centers,
      Inc.*                      200         12,400
    Checkfree Corp.*             250          6,750
    Documentum, Inc.*            325          9,709
    Electronic Arts, Inc.*       200          6,775
    HNC Software, Inc.*          300         11,100
    Transaction Systems
      Architects, Inc.*          100          3,913
                                           --------
                                             69,809
                                           --------
  CONSUMER PRODUCTS & SERVICES -- 0.1%
    Vestcom International,
      Inc.                        50            906
                                           --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.8%
    Concord EFS, Inc.*           300          8,906
    Sanmina Corp.*               100          7,475
                                           --------
                                             16,381
                                           --------
  FOOD -- 1.1%
    JP Foodservice, Inc.*        300          9,581
                                           --------
  HEALTHCARE
    SERVICES -- 1.7%
    Capital Senior Living
      Corp.                      475          7,956
    FPA Medical Management,
      Inc.*                      300          7,238
                                           --------
                                             15,194
                                           --------
  HOTELS & MOTELS -- 1.2%
    Capstar Hotel Co.            300         10,631
                                           --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Henry Schein, Inc.*          300       $  9,863
    Transition Systems,
      Inc.                       200          4,050
                                           --------
                                             13,913
                                           --------
  PHARMACEUTICALS -- 0.7%
    R.P. Scherer Corp.*          100          5,888
                                           --------
  RESTAURANTS -- 0.9%
    CKE Restaurants, Inc.        200          7,988
                                           --------
  RETAIL & MERCHANDISING -- 1.2%
    Stage Stores, Inc.*          300         10,950
                                           --------
 TELECOMMUNICATIONS -- 0.7%
    Echostar Communications
      Corp.                      150          2,850
    REMEC, Inc.*                  25            634
    Smartalk Teleservices,
      Inc.*                      125          2,695
                                           --------
                                              6,179
                                           --------
TOTAL COMMON STOCK
  (Cost $180,836)                           178,820
                                           --------
SHORT-TERM INVESTMENTS -- 8.2%
    Temporary Investment
      Cash Fund               36,602         36,602
    Temporary Investment
      Fund                    36,603         36,603
                                           --------
  (Cost $73,205)                             73,205
                                           --------
TOTAL INVESTMENTS -- 28.3%
  (Cost $254,041)                           252,025
OTHER ASSETS LESS
  LIABILITIES -- 71.7%                      637,058
                                           --------
NET ASSETS -- 100.0%                       $889,083
                                           ========

-------------------------------------------------------
* Non-income producing securities.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 83.2%
  AIRLINES -- 1.1%
    Midwest Express
      Holdings, Inc.*            900      $   28,912
                                            --------
  AUTOMOTIVE PARTS -- 2.3%
    Modine Manufacturing
      Co.                        900          30,656
    TBC Corp.*                 2,600          26,650
                                            --------
                                              57,306
                                            --------
  BUILDING MATERIALS -- 7.1%
    Giant Cement Holding,
      Inc.*                      900          21,825
    Gibraltar Steel Corp.*       900          21,262
    Holophane Corp.*           1,200          27,300
    Juno Lighting, Inc.        1,300          23,400
    Lone Star Technologies,
      Inc.*                      500          19,094
    Republic Group, Inc.       1,000          18,750
    Skyline Corp.                700          20,300
    Thomas Industries, Inc.      900          27,000
                                            --------
                                             178,931
                                            --------
  BUSINESS SERVICES -- 1.0%
    Grey Advertising, Inc.        70          24,045
                                            --------
  CHEMICALS -- 2.3%
    Furon Co.                    900          34,312
    Schulman (A.), Inc.        1,000          22,500
                                            --------
                                              56,812
                                            --------
  CLOTHING & APPAREL -- 0.9%
    Unitog Co.                   900          22,275
                                            --------
  COMPUTER HARDWARE -- 1.2%
    Analogic Corp.               800          29,600
                                            --------
  COMPUTER SERVICES & SOFTWARE -- 1.9%
    Analysts International
      Corp.                      700          31,587
    Pioneer Standard
      Electronics, Inc.        1,000          16,375
                                            --------
                                              47,962
                                            --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    American Safety Razor
      Co.                        700      $   11,550
    Culp, Inc.                   900          17,100
                                            --------
                                              28,650
                                            --------
  CONTAINERS & PACKAGING -- 2.1%
    Aptargroup, Inc.             400          21,975
    First Brands Corp.         1,200          30,600
                                            --------
                                              52,575
                                            --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Electro Rental Corp.*      1,500          54,562
    Landauer, Inc.               600          15,150
    Littelfuse, Inc.*          1,000          30,625
    Nichols Research Corp.*    1,200          29,400
    Scotsman Industries,
      Inc.                       500          13,219
                                            --------
                                             142,956
                                            --------
  ENTERTAINMENT & LEISURE -- 0.6%
    Carmike Cinemas, Inc.*       500          16,250
                                            --------
  ENVIRONMENTAL SERVICES -- 0.2%
    International
      Technology Corp.           600           5,475
                                            --------
  EQUIPMENT
    SERVICES -- 4.2%
    Cort Business Services
      Corp.*                     600          21,825
    Rival Co.                  1,300          20,150
    Unifirst Corp.             1,200          30,150
    VWR Scientific
      Products, Inc.*          1,500          33,000
                                            --------
                                             105,125
                                            --------
  FINANCIAL -- BANK & TRUST -- 4.6%
    Commercial Federal
      Savings & Loan Corp.       300          14,550
    Community First Bank
      Corp.                      700          33,425
    First Republic Bank          900          25,425
    Silicon Valley
      Bancshares*                400          21,850
    Sirrom Capital Corp.         400          20,150
                                            --------
                                             115,400
                                            --------

-------------------------------------------------------
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  FINANCIAL
    SERVICES -- 4.2%
    Amresco, Inc.*               800     $    25,100
    First Financial Fund,
      Inc.                     1,000          22,062
    McGrath Rentcorp           1,500          36,562
    Medallion Financial
      Corp.                    1,000          21,000
                                            --------
                                             104,724
                                            --------
  FOOD -- 0.2%
    Suiza Foods Corp.*           100           5,037
                                            --------
  INSURANCE -- 5.2%
    FBL Financial Group,
      Inc. Cl-A                  900          35,663
    Harleysville Group,
      Inc.                       700          17,850
    Phoenix Resources Corp.
      Cl-A                       700          21,350
    Poe & Brown, Inc.          1,000          41,250
    Presidential Life Corp.      700          13,913
                                            --------
                                             130,026
                                            --------
  LUMBER & WOOD PRODUCTS -- 0.8%
    Deltic Timber Corp.          700          19,731
                                            --------
  MACHINERY & EQUIPMENT -- 4.9%
    Alamo Group, Inc.            700          14,700
    Carbo Ceramics, Inc.         900          29,813
    Greenfield Industries,
      Inc.                       400          15,150
    Smith (A.O.) Corp.           700          29,006
    Woodward Governor Co.      1,000          34,250
                                            --------
                                             122,919
                                            --------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Lunar Corp.                1,600          30,500
    Owens & Minor, Inc.        1,000          14,000
                                            --------
                                              44,500
                                            --------
  METALS & MINING -- 5.6%
    Cambior, Inc.              1,200           9,450
    Dayton Mining Corp.*       2,100           5,250
    Golden Star Resources
      Ltd.*                    1,500           6,750
    Layne Christensen, Inc.      900          17,888
    Material Sciences
      Corp.*                   1,400          20,825
    Myers Industries, Inc.     1,200          21,075
    Penn Virginia Corp.          900          25,650
    Prime Resources Group,
      Inc.                     2,600          17,225
    TriMas Corp.                 600          17,550
                                            --------
                                             141,663
                                            --------
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  OFFICE EQUIPMENT -- 1.7%
    Aaron Rents, Inc. Cl-A*      500     $     8,687
    Aaron Rents, Inc. Cl-B*      900          15,188
    IDEX Corp.*                  600          20,175
                                            --------
                                              44,050
                                            --------
  OIL & GAS -- 3.2%
    Cross Timbers Oil Co.      1,500          40,031
    Devon Energy Corp.           300          13,425
    Rutherford-Moran Oil
      Corp.*                   1,100          26,950
                                            --------
                                              80,406
                                            --------
  PAPER & FOREST PRODUCTS -- 1.8%
    CSS Industries, Inc.*        800          28,300
    Mosinee Paper                600          16,950
                                            --------
                                              45,250
                                            --------
  PERSONAL SERVICES -- 1.0%
    Matthews International
      Corp.                      600          25,500
                                            --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  REAL ESTATE -- 6.3%
    Allied Capital
      Commercial Corp.
      [REIT]                   1,000     $    27,875
    Apartment Investment &
      Management Co. Cl-A
      [REIT]                     700          24,806
    CCA Prison Realty Trust
      [REIT]                     500          17,250
    Glenborough Realty
      Trust, Inc. [REIT]         400          10,250
    Innkeepers USA Trust
      [REIT]                   1,200          20,025
    National Health
      Investors, Inc.
      [REIT]                     600          23,513
    Post Properties, Inc
      [REIT]                     400          14,475
    Sun Communities, Inc.
      [REIT]                     600          20,925
                                         ------------
                                             159,119
                                         ------------
  RESTAURANTS -- 3.0%
    Consolidated Products,
      Inc.*                    1,300          25,025
    Ruby Tuesday, Inc.         1,300          35,344
    Sbarro, Inc.                 600          15,863
                                         ------------
                                              76,232
                                         ------------
  RETAIL & MERCHANDISING -- 5.0%
    Carson Pirie Scott &
      Co.                        400          19,275
    Casey's General Stores,
      Inc.                       900          21,712
    Compucom Systems, Inc.*    2,200          20,763
    Fabri-Centers of
      America, Inc. Cl-B*      1,500          30,469
    Hancock Fabrics, Inc.      1,200          16,275
    Stein Mart, Inc.*            600          17,550
                                         ------------
                                             126,044
                                         ------------
  TELECOMMUNICATIONS -- 1.5%
    Aliant Communications,
      Inc.                     1,000          25,625
    Mosiax, Inc.               1,200          11,100
                                         ------------
                                              36,725
                                         ------------
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  UTILITIES -- 0.7%
    United Water
      Resources, Inc.          1,000     $    16,563
                                         ------------
TOTAL COMMON STOCK
  (Cost $2,122,380)                        2,090,763
                                         ------------

                                  PAR
                                (000)
                               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.3%
    Federal Home Loan
      Mortgage Corp.
      5.41%, 11/12/97           $ 50       $   49,917
      5.41%, 11/13/97             76           75,863
      5.51%, 11/13/97            191          190,649
      5.40%, 11/28/97             88           87,644
      5.42%, 11/28/97             60           59,756
                                          ------------
                                              463,829
                                          ------------
    Federal National Mortgage
      Association
      5.47%, 11/06/97             46           45,965
                                          ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $509,794)                             509,794
                                          ------------
U.S. TREASURY OBLIGATIONS -- 1.6%
    U.S. Treasury Bills
      4.30%, 11/06/97             27           26,984
      4.87%, 12/18/97             13           12,917
                                          ------------
  (Cost $39,901)                               39,901
                                          ------------
TOTAL INVESTMENTS -- 105.1%
  (Cost $2,672,075)                         2,640,458
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (5.1%)                           (127,352)
                                          ------------
NET ASSETS -- 100.0%                       $2,513,106
                                          ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
COMMON STOCK -- 48.4%
  ADVERTISING -- 1.7%
    Outdoor Systems, Inc.        700       $   21,525
                                             --------
  AEROSPACE -- 0.5%
    BE Aerospace, Inc.           200            5,625
                                             --------
  BROADCASTING -- 1.6%
    Clear Channel
      Communications, Inc.       300           19,800
                                             --------
  COMPUTER HARDWARE -- 2.6%
    Compaq Computer Corp.        200           12,750
    International Business
      Machines Corp.             200           19,612
                                             --------
                                               32,362
                                             --------
  COMPUTER SERVICES & SOFTWARE -- 4.7%
    BMC Software, Inc.*          200           12,075
    Cisco Systems, Inc.*         200           16,406
    Compuware Corp.              300           19,837
    Oracle Corp.                 100            3,578
    Sun Microsystems, Inc.       200            6,850
                                             --------
                                               58,746
                                             --------
  CONGLOMERATES -- 3.3%
    Philip Morris Companies,
      Inc.                       100            3,962
    Tyco International Ltd.    1,000           37,750
                                             --------
                                               41,712
                                             --------
  CONSUMER PRODUCTS & SERVICES -- 5.3%
    Avon Products, Inc.          200           13,100
    Gillette Co.                 100            8,906
    Procter & Gamble Co.         200           13,600
    Samsonite Corp.              400           18,550
    Sunbeam Oster Corp.          100            4,531
    U.S. Industries, Inc.        300            8,063
                                             --------
                                               66,750
                                             --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.1%
    Altera Corp.                 200            8,875
    Electronics for Imaging,
      Inc.*                      200            9,350

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
    General Electric Co.         400       $   25,825
    KLA Instruments Corp.        200            8,788
    Philips Electronics NV
      [ADR]                      300           23,513
                                             --------
                                               76,351
                                             --------
  ENVIRONMENTAL SERVICES -- 0.9%
    USA Waste Services, Inc.     300           11,100
                                             --------
  FINANCIAL -- BANK & TRUST -- 2.6%
    BankAmerica Corp.            200           14,300
    Charter One Financial,
      Inc.                       105            6,103
    Citicorp                     100           12,506
                                             --------
                                               32,909
                                             --------
  FINANCIAL SERVICES -- 0.4%
    Fannie Mae                   100            4,844
                                             --------
  HEALTHCARE SERVICES -- 0.2%
    Oxford Health Plans, Inc.    100            2,581
                                             --------
  INSURANCE -- 2.4%
    Conseco, Inc.                400           17,450
    SunAmerica, Inc.             350           12,578
                                             --------
                                               30,028
                                             --------
  OIL & GAS -- 5.6%
    Diamond Offshore
      Drilling, Inc.             200           12,450
    Evi, Inc.                    200           12,838
    Falcon Drilling Co., Inc.    600           21,825
    Global Marine, Inc.          200            6,225
    Input-Output, Inc.           600           16,088
                                             --------
                                               69,426
                                             --------
  PHARMACEUTICALS -- 8.8%
    Bristol-Meyers Squibb Co.    200           17,550
    Cardinal Health, Inc.        100            7,425
    Lilly (Eli) & Co.            400           26,750
    Merck & Co., Inc.            100            8,925
    Pfizer, Inc.                 300           21,225
    Warner-Lambert Co.           200           28,638
                                             --------
                                              110,513
                                             --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

=======================================================
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
  SEMI-CONDUCTORS -- 1.7%
    Intel Corp.                  200      $    15,400
    Motorola, Inc.               100            6,175
                                             --------
                                               21,575
                                             --------
TOTAL COMMON STOCK
  (Cost $614,751)                             605,847
                                             --------
FOREIGN STOCK -- 0.8%
  BEVERAGES
    Panamerican Beverages,
      Inc. Cl-A -- (MXP)
  (Cost $10,780)                 300            9,356
                                             --------
                                PAR
                               (000)
                               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.0%
    Federal Home Loan Bank
      5.50%, 11/03/97
  (Cost $199,939)               $200          199,939
                                             --------
U.S. TREASURY OBLIGATIONS -- 24.1%
    U.S. Treasury Notes
      6.00%, 07/31/02            100          100,890
      5.875%, 09/30/02           200          200,874
                                             --------
  (Cost $298,652)                             301,764
                                             --------
                               SHARES
                               ------
SHORT-TERM INVESTMENTS -- 2.5%
    Temporary Investment Cash
      Fund                     15,716          15,716
    Temporary Investment Fund  15,717          15,717
                                             --------
  (Cost $31,433)                               31,433
                                             --------
TOTAL INVESTMENTS -- 91.8%
  (Cost $1,155,555)                         1,148,339
OTHER ASSETS LESS LIABILITIES -- 8.2%         102,989
                                             --------
NET ASSETS -- 100.0%                      $ 1,251,328
                                             ========

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.
See Notes to Financial Statements.


ASAP FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
CORPORATE OBLIGATIONS -- 80.8%
  AUTOMOTIVE PARTS -- 1.4%
    Lear Corp. Sub. Notes
      9.50%, 07/15/06         $   50      $   54,750
                                          ----------
  BROADCASTING -- 8.0%
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      8.75%, 06/15/07             50          50,375
    Fox Liberty Networks
      LLC, Sr. Notes [STEP]
      144A
      9.553%, 08/15/07            75          47,625
    Frontiervision Holdings
      [STEP] 144A
      11.005%, 09/15/07           75          51,375
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%, 06/15/07            50          51,750
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%, 05/15/06            50          54,500
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%, 09/30/05            50          52,625
                                          ----------
                                             308,250
                                          ----------
  BUILDING MATERIALS -- 1.4%
    American Builders Sr.
      Sub. Notes 144A
      10.625%, 05/15/07           50          52,250
                                          ----------
  CHEMICALS -- 2.7%
    ISP Holdings, Inc. Sr.
      Notes Cl-B
      9.00%, 10/15/03             50          52,125
    Polymer Group Holdings
      Sr. Sub. Notes 144A
      9.00%, 07/01/07             50          50,250
                                          ----------
                                             102,375
                                          ----------

-------------------------------------------------------
ASAF FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
CLOTHING & APPAREL -- 2.7%
    Dyersburg Corp. Sr. Sub.
      Notes 144A
      9.75%, 09/01/07         $   50     $    51,750
    Pillowtex Corp. Sr. Sub.
      Notes
      10.00%, 11/15/06            50          52,875
                                          ----------
                                             104,625
                                          ----------
  CONSUMER PRODUCTS & SERVICES -- 2.6%
    NBTY, Inc. Sr. Sub.
      Notes 144A
      8.625%, 09/15/07            50          49,250
    Simmons Co. Sr. Sub.
      Notes 10.75%, 04/15/06      50          51,750
                                          ----------
                                             101,000
                                          ----------
  COMPUTER SERVICES & SOFTWARE -- 1.4%
    DecisionOne Corp. Sr.
      Sub. Notes
      9.75%, 08/01/07             50          51,750
                                          ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
    Amphenol Corp. Sr. Sub.
      Notes
      9.875%, 05/15/07            50          52,750
    Fairchild Semiconductor
      Sr. Sub. Notes 144A
      10.125%, 03/15/07           50          53,000
                                          ----------
                                             105,750
                                          ----------
  ENTERTAINMENT & LEISURE -- 2.7%
    Livent, Inc.
      Sr. Notes 144A
      9.375%, 10/15/04            50          50,625
    Six Flags Theme Parks
      Sr. Sub. Notes Cl-A
      [STEP]
      9.746%, 06/15/05            50          53,000
                                          ----------
                                             103,625
                                          ----------
  ENVIROMENTAL SERVICES -- 1.3%
    Allied Waste Industries
      Sr. Disc. Notes Cl-A
      [STEP]
      9.753%, 06/01/07            75          51,375
                                          ----------

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
  FARMING & AGRICULTURE -- 1.4%
    Dimon, Inc. Sr. Notes
      8.875%, 06/01/06        $   50     $    53,625
                                          ----------
  FINANCIAL -- BANK & TRUST -- 1.4%
    First Nationwide
      Holdings Sr. Notes
      12.25%, 05/15/01            50          55,000
                                          ----------
  FOOD -- 6.7%
    Ameriserve Food
      Distributor Sr. Notes
      144A
      8.875%, 10/15/06            50          50,250
    Aurora Foods, Inc. Cl-B
      Sr. Sub. Notes
      9.875%, 02/15/07            50          51,750
    Community Distributors
      Sr. Notes 144A
      10.25%, 10/15/04            50          50,250
    Jitney-Jungle Stores Sr.
      Sub. Notes 144A
      10.375%, 09/15/07           50          52,250
    Stater Bros. Holdings
      Sr. Sub. Notes 144A
      9.00%, 07/01/04             50          51,125
                                          ----------
                                             255,625
                                          ----------
  FURNITURE -- 1.3%
    Falcon Building Products
      Sr. Sub. Notes [STEP]
      10.077%, 06/15/07           75          48,375
                                          ----------
  HEALTHCARE SERVICES -- 1.3%
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%, 01/15/05             50          50,750
                                          ----------
  INDUSTRIAL PRODUCTS -- 2.7%
    MMI Products, Inc. Sr.
      Sub. Notes Cl-B
      11.25%, 04/15/07            50          54,750
    Playtex Products, Inc.
      Cl-B Sr. Notes
      8.875%, 07/15/04            50          50,125
                                          ----------
                                             104,875
                                          ----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
MACHINERY & EQUIPMENT -- 1.4%
    Clark Materials Handling
      Sr. Notes
      10.75%, 11/15/06        $   50     $    52,750
                                          ----------
  METALS & MINING -- 1.4%
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01             50          51,875
                                          ----------
  OIL & GAS -- 2.7%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%, 11/01/04            50          55,000
    Forcenergy, Inc. Sr.
      Sub. Notes
      8.50%, 02/15/07             50          49,750
                                          ----------
                                             104,750
                                          ----------
  PAPER & FOREST PRODUCTS -- 1.3%
    Buckeye Cellulose Corp.
      Sr. Sub. Notes
      9.25%, 09/15/08             50          51,250
                                          ----------
  PRINTING & PUBLISHING -- 2.7%
    Garden State Newspaper
      Sr. Sub. Notes 144A
      8.75%, 10/01/09             50          49,750
    Hollinger International
      Publishing Co. Notes
      9.25%, 03/15/07             50          51,750
                                          ----------
                                             101,500
                                          ----------
  TELECOMMUNICATIONS -- 25.5%
    Cablevision Systems
      Corp. Sr. Sub. Debs.
      9.875%, 02/15/13            50          53,625
    Call-Net Enterprises,
      Inc. Sr. Disc. Notes
      [STEP]
      8.787%, 08/15/07            75          50,625
    Comcast Cellular Sr.
      Notes 144A
      9.50%, 05/01/07             50          52,000
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      11.520%, 03/15/04           75          60,375
    Hermes Europe Railtel
      Sr. Notes 144A
      11.50%, 08/15/07            50          54,750
    Intermedia
      Communications Sr.
      Notes 144A
      8.875%, 11/01/07            50          49,125
    International Cabletel,
      Inc. Sr. Notes [STEP]
      10.118%, 10/15/03           75          70,219
    McLeod, Inc. [STEP] 144A
      9.497%, 03/01/07            75          52,125
    Metronet Communications
      Sr. Disc. Notes [STEP]
      144A
      10.696%, 11/01/07           75          44,625
    Nextel Communications,
      Inc. Sr. Disc.
      Notes [STEP] 144A
      11.267%, 09/15/07           75          42,937
    Paging Network, Inc. Sr.
      Sub. Notes
      10.00%, 10/15/08            50          51,250
    Pegasus Communications
      Sr. Notes 144A
      9.625%, 10/15/05            50          50,375
    Qwest Communications
      International Sr.
      Disc. Notes [STEP]
      9.236%, 10/15/07            75          48,375
    Rogers Cablesystems Sr.
      Notes
      10.00%, 03/15/05            50          54,500
    Source Media, Inc. Sr.
      Secured Notes 144A
      12.00%, 11/01/04            50          50,250
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      9.065%, 07/01/07            75          59,250
    Telesystem International
      Sr. Disc. Notes [STEP]
      11.831%, 11/01/07           50          26,750

-------------------------------------------------------
ASAF FEDERATED
HIGH YIELD BOND FUND

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
    Telewest PLC Debs.
      [STEP]
      10.583%, 10/01/07       $   75     $    56,625
    Viacom, Inc. Sub. Debs.
      8.00%, 07/07/06             50          49,500
                                          ----------
                                             977,281
                                          ----------
  TRANSPORTATION -- 4.0%
    Allied Holdings Sr.
      Notes 144A
      9.625%, 10/01/07            50          51,250
    Ameritruck Distribution
      Sr. Sub. Notes
      12.25%, 11/15/05            50          53,000
    Stena AB Sr. Notes
      8.75%, 06/15/07             50          50,375
                                          ----------
                                             154,625
                                          ----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,122,878)                        3,098,031
                                          ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.7%
    Student Loan Marketing
      Association
      5.63%, 11/03/97
  (Cost $1,294,595)            1,295       1,294,595
                                          ----------
TOTAL INVESTMENTS -- 114.5%
  (Cost $4,417,473)                        4,392,626
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (14.5%)                         (556,167)
                                          ----------
NET ASSETS -- 100.0%                     $ 3,836,459
                                          ==========

-------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 30.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
COUNTRIES/CURRENCIES:
GBP   --   United Kingdom/British Pound
MXP   --   Mexico/Mexican Peso

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                              ASAF T.
                                            ROWE PRICE                          ASAF INVESCO     ASAF TOTAL      ASAF JPM
                                           INTERNATIONAL       ASAF JANUS          EQUITY          RETURN         MONEY
                                              EQUITY         CAPITAL GROWTH        INCOME           BOND          MARKET
                                               FUND               FUND              FUND            FUND           FUND
                                              ==========         ==========       ==========     ==========     ==========
ASSETS:
  Investments in Corresponding
    Portfolios of American Skandia
    Master Trust                            $ 1,554,547        $4,341,577        $3,302,881      $1,180,008     $1,549,626
  Receivable for Fund Shares Sold                72,365           309,545           500,856          56,002        176,021
  Deferred Organization Costs                    62,074            62,074            62,074          62,074         62,074
  Prepaid Expenses                               16,861            16,862            16,861          16,862         16,861
                                             ----------        ----------        ----------      ----------     ----------
       Total Assets                           1,705,847         4,730,058         3,882,672       1,314,946      1,804,582
                                             ----------        ----------        ----------      ----------     ----------
LIABILITIES:
  Payable for Investments Purchased
    in Corresponding Portfolios of
    American Skandia Master Trust                72,365           309,545           500,856          56,002        176,021
  Payable to Investment Manager                  58,494            44,211            56,470          62,853         50,608
  Payable For:
    Distribution Fees                               708             2,015             1,342             495            917
    Accrued Expenses                             13,099            23,938            15,407          11,887         17,930
    Accrued Dividends                                --                --                --              32            575
                                             ----------        ----------        ----------      ----------     ----------
       Total Liabilities                        144,666           379,709           574,075         131,269        246,051
                                             ----------        ----------        ----------      ----------     ----------
NET ASSETS                                  $ 1,561,181        $4,350,349        $3,308,597      $1,183,677     $1,558,531
                                             ==========        ==========        ==========      ==========     ==========
COMPONENTS OF NET ASSETS
Capital Stock (40 Million Shares
  Authorized, $.001 Par Value Per Share)    $       171        $      419        $      317      $      116     $    1,558
Additional Paid-In Capital                    1,626,481         4,450,123         3,302,372       1,169,070      1,556,948
Undistributed Net Investment Income                  --             7,214             7,857           2,363             --
Accumulated Net Realized Gain
  (Loss) on Investments                              --           (38,807)          (13,204)            288             25
Net Unrealized Appreciation
  (Depreciation) on Investments                 (65,471)          (68,600)           11,255          11,840             --
                                             ----------        ----------        ----------      ----------     ----------
NET ASSETS                                  $ 1,561,181        $4,350,349        $3,308,597      $1,183,677     $1,558,531
                                             ==========        ==========        ==========      ==========     ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                ASAF T.
                                              ROWE PRICE                          ASAF INVESCO     ASAF TOTAL     ASAF JPM
                                             INTERNATIONAL       ASAF JANUS          EQUITY          RETURN        MONEY
                                                EQUITY         CAPITAL GROWTH        INCOME           BOND         MARKET
                                                 FUND               FUND              FUND            FUND          FUND
                                                ==========         ==========       ==========     ==========     ========
NET ASSET VALUE:
  Class A: Net Assets                          $ 217,613         $  706,248        $  471,489       $ 61,228      $307,020
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      24,367             61,945            45,136          5,957       307,013
                                                --------         ----------        ----------       --------      --------
          Net Asset Value and Redemption
             Price Per Share                   $    8.93         $    11.40        $    10.45       $  10.28      $   1.00
                                                ========         ==========        ==========       ========      ========
              Divided by (1 - Maximum
                  Sales Charge)                       95%                95%               95%        95 3/4%           95%
                                                --------         ----------        ----------       --------      --------
          Offering Price Per Share*            $    9.40         $    12.00        $    11.00       $  10.74      $   1.05
                                                ========         ==========        ==========       ========      ========
  Class B: Net Assets                          $ 389,532         $1,718,239        $1,407,565       $547,245      $353,587
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      42,527            168,580           134,663         53,862       353,584
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.16         $    10.19        $    10.45       $  10.16      $   1.00
                                                ========         ==========        ==========       ========      ========
  Class C: Net Assets                          $ 198,033         $  451,731        $  255,047       $164,940      $331,509
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      21,624             44,352            24,377         16,234       331,503
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.16         $    10.19        $    10.46       $  10.16      $   1.00
                                                ========         ==========        ==========       ========      ========
  Class X: Net Assets                          $ 756,003         $1,474,131        $1,174,496       $410,264      $566,415
                                                --------         ----------        ----------       --------      --------
          Shares Outstanding                      82,390            144,484           112,383         40,334       566,406
                                                --------         ----------        ----------       --------      --------
          Net Asset Value, Offering and
             Redemption Price Per Share        $    9.18         $    10.20        $    10.45       $  10.17      $   1.00
                                                ========         ==========        ==========       ========      ========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN
                                       SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                        FUND               FUND              FUND                FUND                 FUND
                                         ========         ==========        ==========            ==========          ==========
ASSETS:
  Investments in Securities
    at Value (A)                      $371,629          $  252,025        $ 2,640,458         $ 1,148,339          $ 4,392,626
  Cash                                 274,407             675,427              1,816                  --                   --
  Receivable For:
    Dividends and Interest                 440                 237                858               2,841               50,472
    Fund Shares Sold                    28,621              34,340            164,488              91,481              259,813
  Deferred Organization Costs           65,504              65,504             65,504              65,504               65,504
  Prepaid Expenses                      16,861              16,861             16,751              16,861               16,932
  Unrealized Appreciation
    on Foreign Currency
    Exchange Contracts                     420                  --                 --                  --                   --
                                      --------            --------         ----------          ----------           ----------
       Total Assets                    757,882           1,044,394          2,889,875           1,325,026            4,785,347
                                      --------            --------         ----------          ----------           ----------
LIABILITIES:
  Cash Overdraft                            --                  --                 --                  --               11,265
  Payable to Investment Manager         69,792              69,458             61,401              54,095               69,208
  Payable For:
    Securities Purchased                57,276              75,826            300,018                  --              856,379
    Distribution Fees                      315                 450              1,098                 725                1,000
    Accrued Expenses                     9,693               9,577             14,252              18,878               10,826
    Accrued Dividends                       --                  --                 --                  --                  210
                                      --------            --------         ----------          ----------           ----------
       Total Liabilities               137,076             155,311            376,769              73,698              948,888
                                      --------            --------         ----------          ----------           ----------
NET ASSETS                            $620,806          $  889,083        $ 2,513,106         $ 1,251,328          $ 3,836,459
                                      ========            ========         ==========          ==========           ==========
COMPONENTS OF NET ASSETS
Capital Stock
  (40 Million Shares Authorized,
  $.001 Par Value Per Share)          $     63          $       89        $       241         $       125          $       387
Additional Paid-In Capital             630,425             891,010          2,544,097           1,257,177            3,865,102
Undistributed Net
  Investment Income                        819                  --                422               2,252                   --
Accumulated Net Realized Loss
  on Investments                          (287)                 --                (37)             (1,010)              (4,183)
Net Unrealized Depreciation
  on Investments                       (10,214)             (2,016)           (31,617)             (7,216)             (24,847)
                                      --------            --------         ----------          ----------           ----------
NET ASSETS                            $620,806          $  889,083        $ 2,513,106         $ 1,251,328          $ 3,836,459
                                      ========            ========         ==========          ==========           ==========
(A) Investments at Cost               $381,711          $  254,041        $ 2,672,075         $ 1,155,555          $ 4,417,473
                                      ========            ========         ==========          ==========           ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN
                                       SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                        FUND               FUND              FUND                FUND                 FUND
                                         ========           ========        ==========              ========          ==========
NET ASSET VALUE:
  Class A: Net Assets                 $106,130           $192,625         $   383,129          $ 256,937           $ 2,154,283
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            10,754             19,369              36,628             25,713               217,045
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value and
             Redemption Price
             Per Share                $   9.87           $   9.94         $     10.46          $    9.99           $      9.93
                                    ==========           ========          ==========           ========            ==========
              Divided by
                  (1 - Maximum
                  Sales Charge)             95%                95%                 95%                95%               95 3/4%
                                    ----------           --------          ----------           --------            ----------
          Offering Price Per
    Share*                            $  10.39           $  10.46         $     11.01          $   10.52           $     10.37
                                    ==========           ========          ==========           ========            ==========
  Class B: Net Assets                 $229,911           $353,330         $ 1,154,678          $ 381,263           $   919,855
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            23,338             35,569             110,634             38,280                92,647
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.85           $   9.93         $     10.44          $    9.96           $      9.93
                                    ==========           ========          ==========           ========            ==========
  Class C: Net Assets                 $ 78,777           $ 73,511         $   335,291          $ 215,307           $   206,161
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding             7,992              7,397              32,093             21,576                20,764
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.86           $   9.94         $     10.45          $    9.98           $      9.93
                                    ==========           ========          ==========           ========            ==========
  Class X: Net Assets                 $205,988           $269,617         $   640,008          $ 397,821           $   556,160
                                    ----------           --------          ----------           --------            ----------
          Shares Outstanding            20,943             27,154              61,282             39,956                56,021
                                    ----------           --------          ----------           --------            ----------
          Net Asset Value, Offering
           and Redemption Price
             Per Share                $   9.84           $   9.93         $     10.44          $    9.96           $      9.93
                                    ==========           ========          ==========           ========            ==========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              ASAF
                                          T. ROWE PRICE                        ASAF INVESCO
                                          INTERNATIONAL       ASAF JANUS          EQUITY        ASAF TOTAL        ASAF JPM
                                             EQUITY         CAPITAL GROWTH        INCOME        RETURN BOND     MONEY MARKET
                                             FUND(1)           FUND(1)           FUND(2)          FUND(2)         FUND(3)
                                               ========           ========         ========        ========         ========
INVESTMENT INCOME:
  Investment Income from Corresponding
    Portfolios of American Skandia
    Master Trust
    Interest                                $   1,244         $    5,249         $  5,732        $   4,907        $  8,266
    Dividends                                   1,525              8,607            5,883               --              --
    Foreign Taxes Withheld                       (199)                --               --               --              --
                                             --------           --------          -------          -------         -------
       Total Investment Income                  2,570             13,856           11,615            4,907           8,266
       Expenses from Corresponding
         Portfolios of American Skandia
         Master Trust                          (4,835)            (5,702)          (3,680)          (1,812)         (6,082)
                                             --------           --------          -------          -------         -------
       Net Investment Income (Loss)
         from Corresponding Portfolios
         of American Skandia Master
         Trust                                 (2,265)             8,154            7,935            3,095           2,184
                                             --------           --------          -------          -------         -------
EXPENSES:
    Shareholder Servicing Fees                  3,517              3,017            3,297            3,557           3,418
    Administration and Accounting Fees          1,500              1,500            1,500            1,500           1,500
    Distribution Fees -- Class A                  118                357              199               46             195
    Distribution Fees -- Class B                  267              1,064              718              274             364
    Distribution Fees -- Class C                  122                273              136               74             319
    Distribution Fees -- Class X                  516              1,125              677              379             598
    Professional Fees                           3,109              7,212            3,735            2,445           4,771
    Organization Costs                          2,539              2,539            2,539            2,539           2,539
    Directors' Fees and Expenses                3,421              8,376            4,518            2,705           5,273
    Registration Fees                          25,943             25,611           25,912           25,970          25,873
    Printing Expenses                           4,110              9,738            5,200            3,200           6,218
    Miscellaneous Expenses                        831              2,000            1,061              631           1,262
                                             --------           --------          -------          -------         -------
       Total Expenses                          45,993             62,812           49,492           43,320          52,330
                                             --------           --------          -------          -------         -------
       Less: Reimbursement of Expenses
         by Investment Manager                (47,976)           (61,872)         (49,414)         (43,617)        (55,266)
                                             --------           --------          -------          -------         -------
  Net Investment Income (Loss)                   (282)             7,214            7,857            3,392           5,120
                                             --------           --------          -------          -------         -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              ASAF
                                          T. ROWE PRICE                        ASAF INVESCO
                                          INTERNATIONAL       ASAF JANUS          EQUITY        ASAF TOTAL        ASAF JPM
                                             EQUITY         CAPITAL GROWTH        INCOME        RETURN BOND     MONEY MARKET
                                             FUND(1)           FUND(1)           FUND(2)          FUND(2)         FUND(3)
                                               ========           ========         ========        ========         ========
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS FROM CORRESPONDING
  PORTFOLIOS OF AMERICAN SKANDIA MASTER
  TRUST:
    Net Realized Gain (Loss) on:
       Securities                                   91            (38,807)         (13,204)            288               25
       Foreign Currency Transactions              (674)                --               --              --               --
                                              --------           --------          -------         -------          -------
    Net Realized Gain (Loss) on
       Investments                                (583)           (38,807)         (13,204)            288               25
                                              --------           --------          -------         -------          -------
    Net Change in Unrealized
       Appreciation (Depreciation) on:
       Securities                              (64,782)           (68,600)          11,255          11,840               --
       Translation of Assets and
         Liabilities Denominated in
         Foreign Currencies                       (689)                --               --              --               --
                                              --------           --------          -------         -------          -------
    Net Change in Unrealized
       Appreciation (Depreciation) on
       Investments                             (65,471)           (68,600)          11,255          11,840               --
                                              --------           --------          -------         -------          -------
    Net Gain (Loss) on Investments             (66,054)          (107,407)          (1,949)         12,128               25
                                              --------           --------          -------         -------          -------
    Net Increase (Decrease) in Net
       Assets Resulting from Operations   $    (66,336)     $    (100,193)     $     5,908      $   15,520      $     5,145
                                              ========           ========          =======         =======          =======

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997 (1)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL     ASAF FOUNDERS     ASAF T. ROWE        ASAF AMERICAN
                                       SMALL             SMALL          PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION    CAPITALIZATION    COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                       FUND              FUND              FUND                FUND                 FUND
                                        ========          ========          ========              ========            ========
INVESTMENT INCOME:
  Interest                           $   1,984         $     314         $   2,461           $   4,733            $   8,473
  Dividends                                 --                --             1,223                 477                   --
                                       -------           -------           -------             -------              -------
    Total Investment Income              1,984               314             3,684               5,210                8,473
                                       -------           -------           -------             -------              -------
EXPENSES:
  Advisory Fees                            520               577             1,530               1,513                1,022
  Shareholder Servicing Fees             3,580             3,546             3,331               3,465                3,158
  Administration and
    Accounting Fees                      1,878             1,878             1,881               1,885                1,876
  Custodian Fees                           628               338               916                 516                  660
  Distribution Fees -- Class A              63                78               179                 565                  353
  Distribution Fees -- Class B             161               312               659                 221                  408
  Distribution Fees -- Class C              55                47               214                 148                  134
  Distribution Fees -- Class X             131               127               298                 178                  210
  Professional Fees                      3,055             2,943             6,669               9,925                3,104
  Organization Costs                     2,702             2,702             2,702               2,702                2,702
  Directors' Fees and Expenses           1,300             1,459             3,551               5,052                2,097
  Registration Fees                     25,995            25,974            25,942              25,911               25,757
  Printing Expenses                      1,130             1,692             3,537               5,462                2,007
  Miscellaneous Expenses                   739               771             1,807               2,408                  917
                                       -------           -------           -------             -------              -------
    Total Expenses                      41,937            42,444            53,216              59,951               44,405
    Less: Reimbursement of
       Expenses by Investment
       Manager                         (40,772)          (41,113)          (49,954)            (56,993)             (41,843)
                                       -------           -------           -------             -------              -------
    Net Expenses                         1,165             1,331             3,262               2,958                2,562
                                       -------           -------           -------             -------              -------
  Net Investment Income (Loss)             819            (1,017)              422               2,252                5,911
                                       -------           -------           -------             -------              -------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   ASAF FOUNDERS
                                   INTERNATIONAL     ASAF FOUNDERS     ASAF T. ROWE        ASAF AMERICAN
                                       SMALL             SMALL          PRICE SMALL      CENTURY STRATEGIC     ASAF FEDERATED
                                   CAPITALIZATION    CAPITALIZATION    COMPANY VALUE         BALANCED          HIGH YIELD BOND
                                       FUND              FUND              FUND                FUND                 FUND
                                        ========          ========          ========              ========            ========
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net Realized Loss on:
    Securities                               --                --               (37)             (1,010)              (4,183)
    Foreign Currency
       Transactions                        (287)               --                --                  --                   --
                                        -------           -------           -------             -------              -------
  Net Realized Loss                        (287)               --               (37)             (1,010)              (4,183)
                                        -------           -------           -------             -------              -------
  Net Change in Unrealized
    Depreciation on:
    Securities                          (10,082)           (2,016)          (31,617)             (7,216)             (24,847)
    Translation of Assets and
       Liabilities Denominated
       in Foreign Currencies               (132)               --                --                  --                   --
                                        -------           -------           -------             -------              -------
  Net Change in Unrealized
    Depreciation                        (10,214)           (2,016)          (31,617)             (7,216)             (24,847)
                                        -------           -------           -------             -------              -------
  Net Loss on Investments               (10,501)           (2,016)          (31,654)             (8,226)             (29,030)
                                        -------           -------           -------             -------              -------
  Net Decrease in Net Assets
    Resulting from Operations      $     (9,682)     $     (3,033)     $    (31,232)     $       (5,974)       $     (23,119)
                                        =======           =======           =======             =======              =======

(1) Commenced operations on July 28, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        ASAF T.
                                      ROWE PRICE                            ASAF INVESCO
                                     INTERNATIONAL        ASAF JANUS           EQUITY         ASAF TOTAL         ASAF JPM
                                        EQUITY          CAPITAL GROWTH         INCOME         RETURN BOND      MONEY MARKET
                                        FUND(1)            FUND(1)            FUND(2)           FUND(2)          FUND(3)
                                        ==========          ==========        ==========       ==========        ==========
FROM OPERATIONS:
  Net Investment Income (Loss)        $      (282)        $    7,214         $    7,857       $    3,392        $    5,120
  Net Realized Gain (Loss)
    on Investments                           (583)           (38,807)           (13,204)             288                25
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments                        (65,471)           (68,600)            11,255           11,840                --
                                       ----------         ----------         ----------       ----------        ----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations                              (66,336)          (100,193)             5,908           15,520             5,145
                                       ----------         ----------         ----------       ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                    --                 --                 --             (136)           (1,356)
    Class B                                    --                 --                 --             (360)           (1,080)
    Class C                                    --                 --                 --             (103)             (908)
    Class X                                    --                 --                 --             (430)           (1,776)
                                       ----------         ----------         ----------       ----------        ----------
Total Distributions                            --                 --                 --           (1,029)           (5,120)
                                       ----------         ----------         ----------       ----------        ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions          1,617,517          4,440,542          3,292,689        1,159,186         1,548,506
                                       ----------         ----------         ----------       ----------        ----------
Net Increase in Net Assets              1,551,181          4,340,349          3,298,597        1,173,677         1,548,531
NET ASSETS:
  Beginning of Period                      10,000             10,000             10,000           10,000            10,000
                                       ----------         ----------         ----------       ----------        ----------
  End of Period                       $ 1,561,181         $4,350,349         $3,308,597       $1,183,677        $1,558,531
                                       ==========         ==========         ==========       ==========        ==========

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    ASAF FOUNDERS
                                    INTERNATIONAL      ASAF FOUNDERS      ASAF T. ROWE        ASAF AMERICAN       ASAF FEDERATED
                                        SMALL              SMALL           PRICE SMALL      CENTURY STRATEGIC       HIGH YIELD
                                    CAPITALIZATION     CAPITALIZATION     COMPANY VALUE         BALANCED               BOND
                                       FUND(4)            FUND(4)            FUND(4)             FUND(4)             FUND(4)
                                          ========           ========        ==========            ==========         ==========
FROM OPERATIONS:
  Net Investment Income (Loss)         $    819           $ (1,017)        $       422         $     2,252          $    5,911
  Net Realized Loss on
    Investments                            (287)                --                 (37)             (1,010)             (4,183)
  Net Change in Unrealized
    Depreciation on Investments         (10,214)            (2,016)            (31,617)             (7,216)            (24,847)
                                       --------           --------          ----------          ----------          ----------
Net Decrease in Net Assets
  Resulting from Operations              (9,682)            (3,033)            (31,232)             (5,974)            (23,119)
                                       --------           --------          ----------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From Net Investment Income:
    Class A                                  --                 --                  --                  --              (3,360)
    Class B                                  --                 --                  --                  --              (1,321)
    Class C                                  --                 --                  --                  --                (470)
    Class X                                  --                 --                  --                  --                (760)
                                       --------           --------          ----------          ----------          ----------
Total Distributions                          --                 --                  --                  --              (5,911)
                                       --------           --------          ----------          ----------          ----------
CAPITAL SHARE TRANSACTIONS (NOTE
  4):
  Net Increase in Net Assets from
    Capital Share Transactions          620,488            882,116           2,534,338           1,247,302           3,855,489
                                       --------           --------          ----------          ----------          ----------
Net Increase in Net Assets              610,806            879,083           2,503,106           1,241,328           3,826,459
NET ASSETS:
  Beginning of Period                    10,000             10,000              10,000              10,000              10,000
                                       --------           --------          ----------          ----------          ----------
  End of Period                        $620,806           $889,083         $ 2,513,106         $ 1,251,328          $3,836,459
                                       ========           ========          ==========          ==========          ==========

(4) Commenced operations on July 28, 1997.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding from
July 28, 1997* through October 31, 1997)

                                                          Increase (Decrease) from
                                            Net            Investment Operations
                                           Asset    ------------------------------------                       Net
                                           Value       Net          Net         Total                         Asset
                                         Beginning  Investment    Realized       from     Less Distributions  Value
                                            of        Income    & Unrealized  Investment       From Net       End of
                                          Period      (Loss)    Gain (Loss)   Operations  Investment Income   Period
                                         ---------  ----------  ------------  ----------  ------------------  ------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
===============================
 Class A                                  $  9.74     $ 0.01       $(0.82)     $  (0.81)       $     --       $ 8.93
 Class B                                    10.00      (0.01)       (0.83)        (0.84)             --         9.16
 Class C                                    10.00      (0.01)       (0.83)        (0.84)             --         9.16
 Class X                                    10.00      (0.01)       (0.81)        (0.82)             --         9.18
ASAF JANUS
CAPITAL GROWTH FUND:
===============================
 Class A                                  $ 11.18     $ 0.09       $ 0.13      $   0.22        $     --       $11.40
 Class B                                    10.00       0.06         0.13          0.19              --        10.19
 Class C                                    10.00       0.05         0.14          0.19              --        10.19
 Class X                                    10.00       0.05         0.15          0.20              --        10.20
ASAF INVESCO
EQUITY INCOME FUND:
===============================
 Class A                                  $  9.98     $ 0.14       $ 0.33      $   0.47        $     --       $10.45
 Class B                                    10.00       0.10         0.35          0.45              --        10.45
 Class C                                    10.00       0.10         0.36          0.46              --        10.46
 Class X                                    10.00       0.11         0.34          0.45              --        10.45
ASAF TOTAL
RETURN BOND FUND:
===============================
 Class A                                  $ 10.07     $ 0.15       $ 0.09      $   0.24        $  (0.03)      $10.28
 Class B                                    10.00       0.10         0.09          0.19           (0.03)       10.16
 Class C                                    10.00       0.10         0.09          0.19           (0.03)       10.16
 Class X                                    10.00       0.09         0.10          0.19           (0.02)       10.17
ASAF JPM
MONEY MARKET FUND:
===============================
 Class A                                  $  1.00     $0.009       $   --      $  0.009        $ (0.009)      $ 1.00
 Class B                                     1.00      0.007           --         0.007          (0.007)        1.00
 Class C                                     1.00      0.007           --         0.007          (0.007)        1.00
 Class X                                     1.00      0.008           --         0.008          (0.008)        1.00

                                                                                                  Ratio of
                                                                                                    Net
                                        Supplemental Data          Ratios of Expenses to         Investment
                                       --------------------         Average Net Assets**           Income
                                                 Net Assets  ----------------------------------  (Loss) to
                                                 at End of        After             Before        Average
                                       Total       Period        Expense           Expense          Net
                                       Return(2) (in 000's)  Reimbursement(1)  Reimbursement(1)  Assets(1)
                                       -----     ----------  ----------------  ----------------  ----------
ASAF T. ROWE PRICE
INTERNATIONAL EQUITY FUND:
===============================
 Class A                               (8.32)%     $  218          2.10%             51.87%          0.07%
 Class B                               (8.40)%        390          2.60%             38.12%         (0.51)%
 Class C                               (8.40)%        198          2.60%             33.95%         (0.53)%
 Class X                               (8.20)%        756          2.60%             46.77%         (0.28)%
ASAF JANUS
CAPITAL GROWTH FUND:
===============================
 Class A                               1.97%       $  706          1.70%             26.77%          2.72%
 Class B                               1.90%        1,718          2.20%             16.45%          2.27%
 Class C                               1.90%          452          2.20%             15.78%          1.95%
 Class X                               2.00%        1,474          2.20%             24.39%          2.05%
ASAF INVESCO
EQUITY INCOME FUND:
===============================
 Class A                               4.71%       $  471          1.55%             29.14%          4.81%
 Class B                               4.50%        1,408          2.05%             19.54%          3.68%
 Class C                               4.60%          255          2.05%             20.89%          3.82%
 Class X                               4.50%        1,174          2.05%             36.25%          4.05%
ASAF TOTAL
RETURN BOND FUND:
===============================
 Class A                               2.39%       $   61          1.40%             66.92%          4.42%
 Class B                               1.90%          547          1.90%             39.35%          4.13%
 Class C                               1.93%          165          1.90%             33.68%          4.32%
 Class X                               1.94%          410          1.90%             67.46%          3.94%
ASAF JPM
MONEY MARKET FUND:
===============================
 Class A                               0.92%       $  307          1.50%             31.53%          3.34%
 Class B                               0.75%          354          2.00%             37.83%          2.98%
 Class C                               0.71%          332          2.00%             24.34%          2.85%
 Class X                               0.77%          566          2.00%             39.71%          2.97%

(1) Annualized
(2) Total return for Class X shares does not reflect the payment of bonus shares.
 * Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.
** Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      Increase (Decrease) from
                                                       Investment Operations
                                        Net     ------------------------------------                         Net
                                       Asset       Net          Net         Total                           Asset
                                       Value    Investment    Realized       from     Less Distributions    Value
                                     Beginning    income    & Unrealized  Investment       From Net        End of
                                     of Period    (Loss)    Gain (Loss)   Operations  Investment Income    Period
                                     ---------  ----------  ------------  ----------  ------------------  ---------
ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
=========================
 Class A                              $ 10.00     $ 0.05       $(0.18)      $(0.13)         $   --         $  9.87
 Class B                                10.00       0.04        (0.19)       (0.15)             --            9.85
 Class C                                10.00       0.04        (0.18)       (0.14)             --            9.86
 Class X                                10.00       0.04        (0.20)       (0.16)             --            9.84
ASAF FOUNDERS
SMALL CAPITALIZATION FUND:
=========================
 Class A                              $ 10.00     $(0.03)      $(0.03)      $(0.06)         $   --         $  9.94
 Class B                                10.00      (0.04)       (0.03)       (0.07)             --            9.93
 Class C                                10.00      (0.04)       (0.02)       (0.06)             --            9.94
 Class X                                10.00      (0.04)       (0.03)       (0.07)             --            9.93
ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
=========================
 Class A                              $ 10.00     $ 0.02       $ 0.44       $ 0.46          $   --         $ 10.46
 Class B                                10.00         --         0.44         0.44              --           10.44
 Class C                                10.00         --         0.45         0.45              --           10.45
 Class X                                10.00         --         0.44         0.44              --           10.44
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
=========================
 Class A                              $ 10.00     $ 0.04       $(0.05)      $(0.01)         $   --         $  9.99
 Class B                                10.00       0.02        (0.06)       (0.04)             --            9.96
 Class C                                10.00       0.02        (0.04)       (0.02)             --            9.98
 Class X                                10.00       0.02        (0.06)       (0.04)             --            9.96
ASAF FEDERATED
HIGH YIELD BOND FUND:
=========================
 Class A                              $ 10.00     $ 0.05       $(0.07)      $(0.02)         $(0.05)        $  9.93
 Class B                                10.00       0.04        (0.07)       (0.03)          (0.04)           9.93
 Class C                                10.00       0.03        (0.07)       (0.04)          (0.03)           9.93
 Class X                                10.00       0.04        (0.07)       (0.03)          (0.04)           9.93

                                                                                                                   Ratio of

                                                                                                                     Net

                                              Supplemental Data                     Ratios of Expenses to         Investment

                                  ------------------------------------------          Average Net Assets            Income

                                            Net Assets             Average    ----------------------------------  (Loss) to

                                            at End of   Portfolio Commission       After             Before        Average

                                  Total       Period    Turnover     Rate         Expense           Expense          Net

                                  Return(2) (in 000's)    Rate       Paid     Reimbursement(1)  Reimbursement(1)  Assets(1)

                                  -----     ----------  --------  ----------  ----------------  ----------------  ----------

ASAF FOUNDERS INTERNATIONAL
SMALL CAPITALIZATION FUND:
=========================
 Class A                          (1.30)%     $  106         --    $ 0.0590         2.10%            136.49%          2.03%

 Class B                          (1.50)%        230         --      0.0590         2.60%             90.64%          1.62%

 Class C                          (1.40)%         79         --      0.0590         2.60%             55.02%          1.72%

 Class X                          (1.60)%        206         --      0.0590         2.60%             54.45%          1.58%

ASAF FOUNDERS
SMALL CAPITALIZATION FUND:
=========================
 Class A                          (0.60)%     $  193         --    $ 0.0529         1.70%            105.48%         (1.16)%

 Class B                          (0.70)%        353         --      0.0529         2.20%             57.99%         (1.73)%

 Class C                          (0.60)%         74         --      0.0529         2.20%             42.48%         (1.73)%

 Class X                          (0.70)%        270         --      0.0529         2.20%             47.29%         (1.70)%

ASAF T. ROWE PRICE
SMALL COMPANY VALUE FUND:
=========================
 Class A                          4.60%       $  383         --    $ 0.0412         1.75%             54.47%          0.69%

 Class B                          4.40%        1,155         --      0.0412         2.25%             30.14%          0.17%

 Class C                          4.50%          335         --      0.0412         2.25%             33.60%          0.02%

 Class X                          4.40%          640         --      0.0412         2.25%             22.43%          0.19%

ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
=========================
 Class A                          (0.10)%     $  257          2%   $ 0.0186         1.60%             37.87%          1.56%

 Class B                          (0.40)%        381          2%     0.0186         2.10%             29.90%          0.79%

 Class C                          (0.20)%        215          2%     0.0186         2.10%             38.96%          0.78%

 Class X                          (0.40)%        398          2%     0.0186         2.10%             26.66%          1.07%

ASAF FEDERATED
HIGH YIELD BOND FUND:
=========================
 Class A                          (0.23)%     $2,154         11%   $    N/A         1.50%             30.49%          4.76%

 Class B                          (0.30)%        920         11%        N/A         2.00%             30.22%          3.15%

 Class C                          (0.36)%        206         11%        N/A         2.00%             29.26%          3.55%

 Class X                          (0.25)%        556         11%        N/A         2.00%             30.95%          3.65%


(1) Annualized
(2) Total return for Class X shares does not reflect the payment of bonus shares.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

OCTOBER 31, 1997
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997 as a Maryland Corporation. The Company operates as a series company and, at October 31, 1997, consisted of ten diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF T. Rowe Price International Equity Fund ("International Equity"), ASAF Janus Capital Growth Fund ("Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF Total Return Bond Fund ("Total Return Bond"), and ASAF JPM Money Market Fund ("Money Market") (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At October 31, 1997, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

                ASMT T. Rowe Price International Equity Portfolio         44.4%
                ASMT Janus Capital Growth Portfolio                       54.4%
                ASMT INVESCO Equity Income Portfolio                      50.8%
                ASMT PIMCO Total Return Bond Portfolio                    23.5%
                ASMT JPM Money Market Portfolio                           77.7%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining five Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small Cap"), ASAF Founders Small Capitalization Fund ("Small Cap"), ASAF T. Rowe Price Small Company Value Fund ("Small Company Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), and ASAF Federated High Yield Bond Fund ("High Yield Bond") (each a "Non-Feeder Fund" and collectively the "Non-Feeder
Funds") -- directly invest and manage their own portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Funds, in conformity with generally accepted accounting principles, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage ownership in the Portfolio, multiplied by the Portfolio's net assets.

Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Directors. As of October 31, 1997, there were no securities valued by the Board of Directors.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest. The Feeder Funds receive daily allocations of investment operations from their corresponding Portfolios based on the value of their investments in their respective Portfolios.

NON-FEEDER FUNDS -- Investment transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Funds' sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Dividends, if any, from net investment income are declared and paid at least annually by the International Small Cap, International Equity, Small Cap, Small Company Value, and Capital Growth Funds, semiannually by the Equity Income and Strategic Balanced Funds, quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management, Inc. for International Small Cap and Small Cap; T. Rowe Price Associates, Inc. for Small Company Value; American Century Investment Management, Inc. for Strategic Balanced; and Federated Investment Counseling for High Yield Bond.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, .90%, 1.00%, .90%, and .70% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, and High Yield Bond Funds, respectively. The fee for International Small Cap is reduced to 1.00% of the average daily net assets in excess of $100 million.

SUB-ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60%, .50%, .60%, .50%, and
 .25% of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, and High Yield Bond Funds, respectively. The annual rates of the fees payable to the Sub-advisors for International Small Cap, Small Cap, Strategic Balanced, and High Yield Bond are reduced for Fund net assets in excess of specified levels.

EXPENSE REIMBURSEMENTS

ALL FUNDS -- The Investment Manager has voluntarily agreed to reimburse each Fund for operating expenses (exclusive of class-specific distribution fees) in excess of 1.60%, 1.20%, 1.25%, 1.10%, 1.00%, 1.60%, 1.20%, 1.05%, .90%, and
1.00%, on an annualized basis, of the average daily net assets of the International Small Cap, Small Cap, Small Company Value, Strategic Balanced, High Yield Bond, International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All amounts paid or payable to the Funds by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

NON-FEEDER FUNDS -- Certain officers and Directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested Directors.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund.

     The Company has adopted a separate Distribution and Service Plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds will pay ASMI a distribution and service fee of .50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate qualified dealers, brokers, banks, and other financial institutions ("Dealers") for services provided in connection with the sale of Class A shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class A shares. Fees incurred under the Plan during the period ended October 31, 1997 were .50% of the average daily net assets of Class A shares of the Funds.

     A portion of the sales charge on sales of Class A shares may be retained by ASMI or allocated to Dealers attributable to the sale of those shares. For the period ended October 31, 1997, ASMI retained no portion of the sales charge on sales of Class A shares of the Funds.

     Under the Class B Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class B shares and the maintenance of shareholder accounts. Such compensation is paid by ASMI quarterly at an annual rate not to exceed .50% of the Funds' average daily net assets attributable to Class B shares held for over seven years. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class B shares of the Funds.

     Under the Class C Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan to compensate Dealers for services provided in connection with the sale of Class C shares and the maintenance of shareholder accounts. ASMI currently pays a 1.00% fee to Dealers, in advance, upon sale of Class C shares and retains the fee paid by the Funds in the first year. After the shares have been held for a year, ASMI pays such compensation on a quarterly basis. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class C shares of the Funds.

     Under the Class X Plan, the Funds will pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI uses distribution and service fees received under the Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate Dealers for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Compensation to Dealers is paid by ASMI quarterly at an annual rate not to exceed

 .50% of the Funds' average daily net assets attributable to Class X shares held for over seven years. Fees incurred under the Plan during the period ended October 31, 1997 were 1.00% of the average daily net assets of Class X shares of the Funds.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within eight years after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1%, 6%, 1%, and 6% of the amount subject to the charge, for Class A, B, C, and X, respectively. CDSCs collected by ASMI totaled $644, $100, and $385 for Class B, Class C, and Class X, respectively.

RELATED-PARTY TRANSACTIONS

     At October 31, 1997, American Century Investment Management, Inc. owned shares of ASAF American Century Strategic Balanced Fund, which comprised approximately 7% of the net assets of the Fund. In addition, the Investment Manager owned shares of ASAF Federated High Yield Bond Fund, which comprised approximately 52% of the net assets of the Fund.

4. SHARES OF CAPITAL STOCK
================================================================================

ALL FUNDS -- The authorized capital stock of the Funds is 40 million shares, with a par value of $.001 per share. Transactions in shares of capital stock, for the period from July 28, 1997 (commencement of operations) to October 31, 1997, were as follows:

                                            CLASS A                 CLASS B                CLASS C                 CLASS X
                                       ------------------    ---------------------    ------------------    ---------------------
                                       SHARES     AMOUNT     SHARES       AMOUNT      SHARES     AMOUNT     SHARES       AMOUNT
                                       =====     =======     ======      ========     =====     =======     ======      ========
INTERNATIONAL EQUITY:
  Sold                                 23,490    $220,217     42,608    $  405,136    21,627    $207,357     84,453    $  806,216
  Redeemed                              (123)      (1,174)       (81)         (797)      (3)         (25)    (2,063)      (19,413)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       23,367    $219,043     42,527    $  404,339    21,624    $207,332     82,390    $  786,803
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
CAPITAL GROWTH:
  Sold                                 66,046    $768,680    168,878    $1,766,154    44,354    $465,523    144,494    $1,503,024
  Redeemed                             (5,101)    (59,528)      (298)       (3,181)      (3)         (25)       (10)         (105)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       60,945    $709,152    168,580    $1,762,973    44,351    $465,498    144,484    $1,502,919
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
EQUITY INCOME:
  Sold                                 44,136    $459,412    134,825    $1,411,321    24,377    $255,486    112,415    $1,168,540
  Redeemed                                --           --       (162)       (1,731)      --           --        (32)         (339)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       44,136    $459,412    134,663    $1,409,590    24,377    $255,486    112,383    $1,168,201
                                       ======    ========    =======    ==========    =======   ========    =======    ==========
TOTAL RETURN BOND:
  Sold                                 5,693     $ 57,481     54,044    $  542,228    16,227    $163,314     40,314    $  405,133
  Reinvested                              10          103         20           202       10          103         43           430
  Redeemed                              (746)      (7,525)      (202)       (2,025)      (3)         (25)       (23)         (233)
                                       ------    --------    -------    ----------    -------   --------    -------    ----------
    Net Increase                       4,957     $ 50,059     53,862    $  540,405    16,234    $163,392     40,334    $  405,330
                                       ======    ========    =======    ==========    =======   ========    =======    ==========

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.


                                       CLASS A                  CLASS B                   CLASS C                  CLASS X
                                ---------------------    ----------------------    ---------------------    ---------------------
                                SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                ======      ========      ======      ========      ======      =======      ======      =======
MONEY MARKET:
  Sold                          374,404    $  374,404     702,299    $  702,299     531,152    $ 531,152     874,395    $ 874,395
  Reinvested                      1,094         1,094       1,141         1,141         891          891         725          725
  Redeemed                      (78,485)      (78,485)   (349,856)     (349,856)   (200,540)    (200,540)   (308,714)    (308,714)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                297,013    $  297,013     353,584    $  353,584     331,503    $ 331,503     566,406    $ 566,406
                                =======    ==========    ========    ==========    ========    =========    ========    =========
INTERNATIONAL SMALL CAP:
  Sold                            9,754    $   97,828      23,340    $  233,440       7,998    $  80,146      20,945    $ 209,179
  Redeemed                           --            --          (2)          (25)         (6)         (55)         (2)         (25)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                  9,754    $   97,828      23,338    $  233,415       7,992    $  80,091      20,943    $ 209,154
                                =======    ==========    ========    ==========    ========    =========    ========    =========
SMALL CAP:
  Sold                           18,372    $  183,278      35,572    $  354,771       7,399    $  73,723      27,161    $ 270,490
  Redeemed                           (3)          (25)         (3)          (25)         (2)         (25)         (7)         (71)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 18,369    $  183,253      35,569    $  354,746       7,397    $  73,698      27,154    $ 270,419
                                =======    ==========    ========    ==========    ========    =========    ========    =========
SMALL COMPANY VALUE:
  Sold                           35,645    $  375,919     110,704    $1,167,706      32,096    $ 342,052      61,311    $ 649,944
  Redeemed                          (17)         (181)        (70)         (760)         (3)         (25)        (29)        (317)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 35,628    $  375,738     110,634    $1,166,946      32,093    $ 342,027      61,282    $ 649,627
                                =======    ==========    ========    ==========    ========    =========    ========    =========
STRATEGIC BALANCED:
  Sold                           83,398    $  838,987      38,292    $  388,813      21,579    $ 219,920      39,958    $ 399,935
  Redeemed                      (58,685)     (600,178)        (12)         (125)         (3)         (25)         (2)         (25)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                 24,713    $  238,809      38,280    $  388,688      21,576    $ 219,895      39,956    $ 399,910
                                =======    ==========    ========    ==========    ========    =========    ========    =========
HIGH YIELD BOND:
  Sold                          216,427    $2,168,207      92,594    $  924,866      21,719    $ 216,988      60,245    $ 600,477
  Reinvested                        336         3,338         106         1,056          47          469          82          811
  Redeemed                         (718)       (7,184)        (53)         (532)     (1,002)      (9,951)     (4,306)     (43,056)
                                -------    ----------    --------    ----------    --------    ---------    --------    ---------
    Net Increase                216,045    $2,164,361      92,647    $  925,390      20,764    $ 207,506      56,021    $ 558,232
                                =======    ==========    ========    ==========    ========    =========    ========    =========

     The number of shareholders whose ownership is 5% or more of the net assets of a fund, and their combined percentage ownership is as follows:

                                                      NUMBER OF       PERCENTAGE
                                                     SHAREHOLDERS     OWNERSHIP
                                                     ============     ==========
                Equity Income                              1               6%
                Total Return Bond                          5              38
                Money Market                               6              47
                International Small Cap                    2              16
                Small Cap                                  3              17
                Small Company Value                        1               5
                Strategic Balanced                         4              24
                High Yield Bond                            1              52

5. TAX MATTERS
================================================================================

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 1997, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                EXPIRING
                                                                IN 2005
                                                                ============
                        Capital Growth                          $38,807
                        Equity Income                            12,699
                        Small Company Value                          37
                        Strategic Balanced                        1,010
                        High Yield Bond                           4,183

6. PORTFOLIO SECURITIES
================================================================================

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities, and short-term obligations, during the period ended October 31, 1997, were as follows:

                                                                PURCHASES       SALES
                                                                =============== ===========
            International Small Cap                             $ 381,711      $    --
            Small Cap                                             180,836           --
            Small Company Value                                 2,051,601           --
            Strategic Balanced                                    633,410        6,926
            High Yield Bond                                     3,214,715       88,250

     Purchases and sales of U.S. government securities, during the period end October 31, 1997, were as follows:

                                                                PURCHASES      SALES
                                                                =============== ===========
            Strategic Balanced                                  $298,625      $    --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At October 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                    GROSS            GROSS
                                  AGGREGATE       UNREALIZED       UNREALIZED      NET UNREALIZED
                                     COST        APPRECIATION     DEPRECIATION      DEPRECIATION
                                  =========      ============     ============     ==============
    International Small Cap       $ 381,711        $  1,437         $ 11,519          $ 10,082
    Small Cap                       254,041           4,229            6,245             2,016
    Small Company Value           2,672,075          30,907           62,524            31,617
    Strategic Balanced            1,155,555          32,835           40,051             7,216
    High Yield Bond               4,417,473           3,302           28,149            24,847

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Board of Trustees of American Skandia Master Trust:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Skandia Master Trust (the "Trust"), comprising, respectively, ASMT T. Rowe Price International Equity Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT JPM Money Market Portfolio as of October 31, 1997, and their related statements of operations, changes in net assets and supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios of the American Skandia Master Trust as of October 31, 1997, and the results of their operations, the changes in their net assets and their supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

Chartered Accountants and Registered Auditors
Dublin, Republic of Ireland
December 12, 1997

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 1997

               ASMT T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                        ASMT JPM MONEY MARKET PORTFOLIO

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-------------------------------------------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
FOREIGN STOCK -- 63.8%
  ARGENTINA -- 1.3%
    Banco de Galicia y
      Buenos Aires SA de CV
      [ADR]                      370      $    8,967
    Perez Companc SA C1-B      1,840          11,488
    Telefonica de Argentina
      SA                         490          13,781
    YPF SA [ADR]                 340          10,880
                                            --------
                                              45,116
                                            --------
  AUSTRALIA -- 1.5%
    Australian Gas Light
      Co. Ltd.                 2,000          13,393
    Broken Hill Proprietary
      Co. Ltd.                 1,000           9,939
    News Corp. Ltd.            2,005           9,624
    St. George Bank Ltd.       2,000          12,144
    Woodside Petroleum Ltd.    1,000           8,466
                                            --------
                                              53,566
                                            --------
  BELGIUM -- 1.1%
    Generale de Banque SA         30          12,272
    Kredietbank NV                60          25,178
                                            --------
                                              37,450
                                            --------
  BRAZIL -- 1.0%
    Lojas Americanas SA
      [ADR]                    1,000           8,164
    Pao de Acucar [ADR]        1,000          18,500
    Usinas Siderurgicas de
      Minas Gerais SA [ADR]    1,000           7,483
                                            --------
                                              34,147
                                            --------
  CANADA -- 0.3%
    Alcan Aluminium Ltd.         320           9,085
                                            --------
  CHILE -- 0.6%
    Chilgener SA [ADR]           338           9,210
    Compania Cervecerias
      Unidas SA [ADR]            430          10,481
                                            --------
                                              19,691
                                            --------
  FINLAND -- 0.3%
    Nokia AB Cl-A                120          10,497
                                            --------
  FRANCE -- 5.4%
    Alcatel Alsthom              100          12,092
    AXA-UAP                      180          12,352
    Carrefour Supermarche
      SA                          20          10,459
    Compagnie de Saint-
      Gobain                      90          12,946
    Compagnie Generale des
      Eaux                       230          26,892
    Legrand SA                    50           9,329

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Louis Vuitton Moet
      Hennessy                    40      $    6,810
    Pinault-Printemps
      Redoute SA                  40          18,332
    Sanofi SA                    130          12,377
    Schneider SA                 240          12,842
    Societe Generale              70           9,607
    Societe Nationale Elf
      Aquitaine SA               100          12,404
    Sodexho SA                    20           9,996
    Total SA Cl-B                190          21,126
                                            --------
                                             187,564
                                            --------
  GERMANY -- 4.1%
    Allianz AG                    60          13,561
    Bayer AG                     250           9,006
    Bayerische Bank AG           240          10,123
    Deutsche Bank AG             270          17,868
    Deutsche Telekom AG          520           9,759
    Gehe AG                      320          16,826
    Mannesmann AG                 10           4,241
    Rhoen-Klinikum AG             50           4,997
    SAP AG                        50          14,307
    SAP AG Pfd.                   40          11,957
    Siemens AG                   180          11,190
    Veba AG                      320          18,034
                                            --------
                                             141,869
                                            --------
  HONG KONG -- 1.5%
    Dao Heng Bank Group
      Ltd.                     3,000           6,909
    Henderson Land
      Development Co. Ltd.     1,000           5,537
    Hong Kong Land Holdings
      Ltd.                     4,000           9,120
    Hutchison Whampoa Ltd.     2,000          13,843
    New World Development
      Co. Ltd.                 2,000           7,038

-------------------------------------------------------
ASMT T. ROWE PRICE
INTERNATIONAL EQUITY PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Swire Pacific Ltd. Cl-A    1,000     $     5,343
    Wharf Holdings Ltd.        3,000           6,132
                                            --------
                                              53,922
                                            --------
  ITALY -- 2.1%
    Credito Italiano SPA       4,000          10,685
    Ente Nazionale
      Idrocarburi SPA          2,000          11,265
    Istituto Mobiliare
      Italiano SPA             1,000           8,958
    Mediolanum SPA             1,000          16,803
    Telecom Italia Mobile
      SPA                      4,000          14,863
    Telecom Italia SPA         2,000          12,555
                                            --------
                                              75,129
                                            --------
  JAPAN -- 13.8%
    Canon, Inc.                1,000          24,279
    Dainippon Screen
      Manufacturing Co.
      Ltd.                     1,000           8,115
    Daiichi Pharmaceutical
      Co. Ltd.                 1,000          14,218
    Daiwa House Industry
      Co. Ltd.                 1,000           9,645
    DDI Corp.                      3          10,027
    Denso Corp.                1,000          21,618
    East Japan Railway Co.
      Ltd.                         2           9,728
    Fanuc Ltd.                   400          16,164
    Hitachi Ltd.               1,000           7,691
    Kao Corp.                  1,000          13,969
    Komatsu Ltd.               2,000          10,693
    Komori Corp.               1,000          18,292
    Kuraray Co. Ltd.           2,000          17,960
    Makita Corp.               1,000          14,052
    Matsushita Electric
      Industrial Co.           1,000          16,795
    Marui Co. Ltd.             1,000          16,879
    Mitsubishi Corp.           2,000          17,128
    Mitsubishi Heavy
      Industries Ltd.          3,000          14,742
    Mitsui Fudosan Co. Ltd.    1,000          11,308
    NEC Corp.                  1,000          10,975
    Nippon Steel Co.           5,000          10,310
    Nippon Telegraph &
      Telephone Corp.             10           8,481
    Nomura Securities Co.
      Ltd.                     1,000          11,640
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Pioneer Electronic
      Corp.                    1,000     $    16,463
    Sankyo Co. Ltd.            1,000          33,009
    Sekisui Chemical Co.
      Ltd.                     1,000           7,874
    Sekisui House Ltd.         1,000           8,564
    Sharp Corp.                1,000           7,774
    Shin-Etsu Chemical Co.     1,000          24,445
    Sony Corp.                   200          16,613
    Sumitomo Corp.             1,000           7,151
    Sumitomo Electric
      Industries               1,000          13,220
    Teijin Ltd.                4,000          13,137
    Tokio Marine & Fire
      Insurance Co.            1,000           9,978
    Toppan Printing Co.
      Ltd.                     1,000          12,555
                                            --------
                                             485,492
                                            --------
  MALAYSIA -- 0.1%
    United Engineers Ltd.      2,000           4,716
                                            --------
  MEXICO -- 1.6%
    Cementos de Mexico SA
      de CV [ADS]*             2,000          15,606
    Cifra SA de CV Cl-B
      [ADR]                    5,560          10,831
    Fomento Economico
      Mexicano SA de CV        2,000          14,038
    Gruma SA [ADR] 144A*         516           8,040
    Grupo Modelo SA de CV      1,000           7,470
                                            --------
                                              55,985
                                            --------
  NETHERLANDS -- 7.1%
    ABN Amro Bank NV             730          14,707
    Baan Co. NV                  160          11,336
    CSM NV                       260          11,870
    Elsevier NV                1,700          26,717
    Fortis Amev NV               240           9,436
    ING Groep NV                 640          26,877
    Koninklijke Nutricia
      Verenigde Bedrijven
      NV                         370          10,581
    Polygram NV                  200          11,377
    Royal Dutch Petroleum
      NV                       1,080          57,152
    Unilever NV                  390          20,739
    Wolters Kluwer NV            380          46,680
                                            --------
                                             247,472
                                            --------
  NEW ZEALAND -- 0.2%
    Air New Zealand Ltd.
      C1-B                     4,000           8,483
                                            --------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  NORWAY -- 1.1%
    Norsk Hydro AS               350     $    19,273
    Orkla AS Cl-A                120          11,022
    Saga Petroleum ASA           520           9,211
                                            --------
                                              39,506
                                            --------
  SINGAPORE -- 0.9%
    Overseas Union Bank
      Ltd. Cl-F                2,000           6,675
    Singapore Land Ltd.        2,000           5,696
    Singapore Press
      Holdings Ltd.            1,000          13,795
    United Overseas Bank
      Ltd.                     1,000           5,531
                                            --------
                                              31,697
                                            --------
  SPAIN -- 1.4%
    Banco Santander SA           360          10,092
    Empresa Nacional de
      Electricidad SA            510           9,613
    Iberdrola SA                 950          11,372
    Repsol SA                    220           9,232
    Telefonica de Espana SA      370          10,105
                                            --------
                                              50,414
                                            --------
  SWEDEN -- 2.0%
    Astra AB Cl-B              1,300          20,149
    Atlas Copco AB Cl-B          320           9,513
    Electrolux AB Cl-B           170          14,083
    Hennes & Mauritz AB
      Cl-B                       390          15,972
    Sandvik AB Cl-B              320           9,748
                                            --------
                                              69,465
                                            --------
  SWITZERLAND -- 4.0%
    ABB AG                        20          26,139
    Adecco SA                     40          12,747
    Credit Suisse Group           80          11,301
    Nestle SA                     20          28,259
    Novartis AG                   30          47,114
    Swiss Bank Corp.              50          13,481
                                            --------
                                             139,041
                                            --------
  UNITED KINGDOM -- 12.4%
    Abbey National PLC         1,000          15,897
    Argos PLC                  1,000          10,590
    Asda Group PLC             4,000          10,397
    British Petroleum Co.
      PLC                      1,000          14,690
-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
    Cable & Wireless PLC       1,000     $     7,982
    Cadbury Schweppes PLC      1,000          10,061
    Glaxo Wellcome PLC         1,000          21,431
    Grand Metropolitan PLC     2,000          18,043
    Guinness PLC               2,000          17,876
    Kingfisher PLC             2,000          28,775
    Ladbroke Group PLC         3,000          13,432
    National Westminster
      Bank PLC                 5,000          71,855
    Rank Group PLC             2,000          11,168
    Reed International PLC     4,000          39,541
    RTZ Corp. PLC              1,000          12,879
    Safeway PLC                2,000          13,021
    Shell Transport &
      Trading Co. PLC          4,000          28,356
    Smithkline Beecham PLC     4,000          37,898
    Tesco PLC                  1,000           8,003
    Tomkins PLC                3,000          15,394
    United News & Media PLC    2,000          25,153
                                            --------
                                             432,442
                                            --------
TOTAL INVESTMENTS -- 63.8%
  (Cost $2,426,017)                        2,232,749
OTHER ASSETS LESS
  LIABILITIES -- 36.2%                     1,264,622
                                            --------
NET ASSETS -- 100.0%                     $ 3,497,371
                                            ========

Foreign currency exchange contracts outstanding at October 31, 1997:

                                                                          UNREALIZED
SETTLEMENT              CONTRACTS TO      IN EXCHANGE     CONTRACTS      APPRECIATION
  MONTH        TYPE        RECEIVE            FOR         AT VALUE      (DEPRECIATION)
               -----------------------------------------------------------------------
11/97          Buy      CHF     17,751      $  12,688      $ 12,698          $   10
11/97          Buy      DEM     58,911         34,290        34,208             (82)
11/97          Buy      ESP  1,325,280          9,139         9,118             (21)
11/97          Buy      NLG     96,533         49,913        49,708            (205)
11/97          Buy      NOK     60,482          8,612         8,629              17
11/97          Buy      SEK     66,562          8,876         8,901              25
                                            ---------      --------          ------
                                            $ 123,518      $123,262          $ (256)
                                            =========      ========          ======

-------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

-------------------------------------------------------
ASMT JANUS CAPITAL
GROWTH PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
COMMON STOCK -- 56.2%
  AIRLINES -- 1.8%
    UAL Corp.*                 1,625      $  142,391
                                            --------
  BEVERAGES -- 1.4%
    Coca-Cola Enterprises,
      Inc.                     4,081         114,778
                                            --------
  CHEMICALS -- 2.9%
    Cytec Industries, Inc.*    1,630          79,462
    Dupont (E.I.) de
      Nemours & Co.            1,359          77,293
    Monsanto Co.               1,590          67,972
    Solutia, Inc.*               318           7,036
                                            --------
                                             231,763
                                            --------
  CLOTHING & APPAREL -- 0.0%
    Polo Ralph Lauren
      Corp.*                      75           1,950
                                            --------
  COMPUTER HARDWARE -- 6.4%
    Compaq Computer Corp.*     4,050         258,187
    Dell Computer Corp.*       2,100         168,262
    Veritas Software Corp.*    2,000          83,250
                                            --------
                                             509,699
                                            --------
  COMPUTER SERVICES & SOFTWARE -- 7.4%
    Edwards (J.D.) & Co.*      2,325          79,050
    First Data Corp.           1,995          57,980
    Microsoft Corp.*           2,550         331,500
    Saville Systems Ireland
      PLC [ADR]*               2,000         119,500
                                            --------
                                             588,030
                                            --------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    AES Corp.*                 1,150          45,569
    Applied Materials,
      Inc.*                    2,300          76,762
    Electronics for
      Imaging, Inc.*             408          19,074
    General Electric Co.       2,000         129,125
    Philips Electronics NV
      [ADR]                       25           1,959
    Teradyne, Inc.*            2,000          74,875
    Texas Instruments, Inc.      525          56,011
                                            --------
                                             403,375
                                            --------
  ENTERTAINMENT & LEISURE -- 1.9%
    Travel Services
      International, Inc.*     6,850         153,269
                                            --------
  FARMING & AGRICULTURE -- 0.7%
    Delta & Pine Land Co.      1,475          54,944
                                            --------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 2.8%
    Banc One Corp.               600      $   31,275
    Citicorp                   1,200         150,075
    GSB Financial Corp.*         200           3,012
    Mercantile
      Bancorporation, Inc.       852          41,375
                                            --------
                                             225,737
                                            --------
  FINANCIAL SERVICES -- 4.0%
    FirstSpartan Financial
      Corp.                      125           4,563
    Merrill Lynch & Co.,
      Inc.                     2,768         187,186
    SLM Holding Corp.            890         124,934
                                            --------
                                             316,683
                                            --------
  FOOD -- 1.5%
    Sara Lee Corp.             2,400         122,700
                                            --------
  HEALTHCARE SERVICES -- 0.5%
    United Healthcare Corp.      775          35,892
                                            --------
  OIL & GAS -- 11.1%
    Diamond Offshore
      Drilling, Inc.           4,692         292,077
    Exxon Corp.                  560          34,405
    Santa Fe International
      Corp.                      125           6,148
    Schlumberger Ltd.          2,450         214,375
    TransCoastal Marine
      Services, Inc.*         12,300         305,963
    Transocean Offshore,
      Inc.                       596          32,184
                                            --------
                                             885,152
                                            --------
  PHARMACEUTICALS -- 6.5%
    Kos Pharmaceuticals,
      Inc.*                    1,725          61,669
    Lilly (Eli) & Co.            436          29,158
    Pfizer, Inc.               2,528         178,856
    Warner-Lambert Co.         1,766         252,869
                                            --------
                                             522,552
                                            --------

                                                   AMERICAN SKANDIA MASTER TRUST

=======================================================
ASMT JANUS CAPITAL
GROWTH PORTFOLIO

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
 TELECOMMUNICATIONS -- 1.6%
    Lucent Technologies,
      Inc.                     1,000     $    82,438
    Qwest Communication
      International, Inc.*       750          46,313
                                            --------
                                             128,751
                                            --------
  TRANSPORTATION -- 0.6%
    Federal Express Corp.*       700          46,725
                                            --------
TOTAL COMMON STOCK
  (Cost $4,477,702)                        4,484,391
                                            --------
FOREIGN STOCK -- 0.1%
  ELECTRONIC COMPONENTS & EQUIPMENT
    Philips Electronics NV
  (Cost $3,913)                                4,151
                                            --------
                               PAR
                              (000)
                             ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 42.6%
    Federal Home Loan
      Mortgage Corp.
      5.65%, 11/03/97
  (Cost $3,398,933)          $ 3,400       3,398,933
                                            --------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment
      Cash Fund               16,849          16,849
    Temporary Investment
      Fund                    16,849          16,849
                                            --------
  (Cost $33,698)                              33,698
                                            --------
TOTAL INVESTMENTS -- 99.2%
  (Cost $7,914,248)                        7,921,173
OTHER ASSETS LESS
  LIABILITIES -- 0.8%                         61,604
                                            --------
NET ASSETS -- 100.0%                     $ 7,982,777
                                            ========

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

ASMT INVESCO EQUITY
INCOME PORTFOLIO

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
COMMON STOCK -- 64.5%
  AEROSPACE -- 1.1%
    AlliedSignal, Inc.         2,000       $   72,000

  AUTOMOBILE MANUFACTURERS -- 1.9%
    Ford Motor Co.             2,000       $   87,375
    General Motors Corp.         500           32,094
                                           ----------
                                              119,469
                                           ----------
  BEVERAGES -- 1.1%
    Anheuser-Busch Companies,
      Inc.                     1,800           71,887
                                           ----------
  CHEMICALS -- 1.3%
    Dow Chemical Co.             900           81,675
                                           ----------
  COMPUTER HARDWARE -- 1.5%
    International Business
      Machines Corp.           1,000           98,062
                                           ----------
  COMPUTER SERVICES & SOFTWARE -- 2.8%
    Edwards (J.D.) & Co.*      3,500          119,000
    CompUSA, Inc.*             2,000           65,500
                                           ----------
                                              184,500
                                           ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.5%
    Emerson Electric Co.       1,200           62,925
    General Electric Co.       1,600          103,300
    Northern States Power Co.
      of Minnesota             1,300           65,488
    Tandy Corp.                2,800           96,250
    Texas Instruments, Inc.      900           96,021
                                           ----------
                                              423,984
                                           ----------
  FINANCIAL -- BANK & TRUST -- 3.7%
    Bank of New York Co.,
      Inc.                     2,100           98,831
    Charter One Financial,
      Inc.                       900           52,312
    Mellon Bank Corp.          1,700           87,656
                                           ----------
                                              238,799
                                           ----------
  FINANCIAL SERVICES -- 3.1%
    Ahmanson (H.F.) & Co.      1,700          100,300
    Beneficial Corp.           1,300           99,694
                                           ----------
                                              199,994
                                           ----------
  FOOD -- 3.0%
    General Mills, Inc.        1,550          102,300
    Kellogg Co.                2,200           94,737
                                           ----------
                                              197,037
                                           ----------

See Notes to Financial Statements.

-------------------------------------------------------
ASMT INVESCO EQUITY
INCOME PORTFOLIO

------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
HEALTHCARE SERVICES -- 1.6%
    Tenet Healthcare Corp.*    3,400      $   103,912
                                           ----------
  INSURANCE -- 2.4%
    C.H. Robinson Worldwide,
      Inc.*                    2,000           44,000
    Ohio Casualty Corp.        2,500          110,625
                                           ----------
                                              154,625
                                           ----------
  OIL & GAS -- 9.6%
    Apache Corp.               2,400          100,800
    Baker Hughes Inc.          1,400           64,312
    Chevron Corp.              1,200           99,525
    Exxon Corp.                1,600           98,300
    National Fuel Gas Co.      1,500           66,187
    Phillips Petroleum Co.     2,100          101,587
    Schlumberger Ltd.          1,100           96,250
                                           ----------
                                              626,961
                                           ----------
  PAPER & FOREST PRODUCTS -- 1.5%
    Fort James Corp.           2,500           99,219
                                           ----------
  PHARMACEUTICALS -- 4.0%
    American Home Products
      Corp.                    1,100           81,538
    Merck & Co., Inc.            800           71,400
    Smithkline Beecham PLC
      [ADR]                    2,200          104,775
                                           ----------
                                              257,713
                                           ----------
  RAILROADS -- 2.6%
    Burlington Northern Santa
      Fe Corp.                   800           76,000
    Kansas City Southern
      Industries, Inc.         3,000           91,500
                                           ----------
                                              167,500
                                           ----------
  REAL ESTATE -- 2.1%
    Health and Retirement
      Property Trust [REIT]    3,600           67,500
    Kilroy Realty Corp.
      [REIT]                   2,600           68,900
                                           ----------
                                              136,400
                                           ----------
  RETAIL & MERCHANDISING -- 2.7%
    Penney (J.C.) Co., Inc.    1,400           82,163
    Williams-Sonoma, Inc.*     2,400           96,300
                                           ----------
                                              178,463
                                           ----------
  SEMI-CONDUCTORS -- 1.6%
    Analog Devices, Inc.*      3,300          100,856
                                           ----------
------------------------------------------------------
                               SHARES            VALUE
------------------------------------------------------
  TELECOMMUNICATIONS -- 7.8%
    Ameritech Corp.            1,000      $    65,000
    Bell Atlantic Corp.        1,000           79,875
    France Telecom SA [ADR]*   3,000          113,625
    GTE Corp.                  1,600           67,900
    SBC Communications, Inc.   1,300           82,713
    U.S. West Communications
      Group                    2,500           99,531
                                           ----------
                                              508,644
                                           ----------
  UTILITIES -- ELECTRIC -- 2.6%
    Endesa [ADR]               5,000           93,125
    Unicom Corp.               2,800           78,400
                                           ----------
                                              171,525
                                           ----------
TOTAL COMMON STOCK
  (Cost $4,138,511)                         4,193,225
                                           ----------
PREFERRED STOCK -- 0.4%
  PRINTING & PUBLISHING
    K-III Communications
      Corp.
  (Cost $26,500)               1,000           26,450
                                           ----------

                                PAR
                               (000)
                               ------
CORPORATE OBLIGATIONS -- 17.0%
  BROADCASTING -- 1.8%
    Allbritton Communications
      Co. Sr. Sub. Debs.
      11.50%, 08/15/04         $  50           52,563
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%, 05/15/06            25           27,312
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP] 9.186%,
      07/01/07                    50           39,124
                                          ------------
                                              118,999
                                          ------------
  COMPUTER HARDWARE -- 0.8%
    International Business
      Machines Corp. Debs.
      6.22%, 08/01/27             50           50,500
                                          ------------

                                                   AMERICAN SKANDIA MASTER TRUST

------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
ENERGY SERVICES -- 1.9%
    Tuscon Electric Power Co.
      Notes
      7.65%, 05/01/03          $  45      $    44,325
    Metropolitan Edison Co.
      Notes
      8.15%, 01/30/23             75           80,510
                                          ------------
                                              124,835
                                          ------------
  ENTERTAINMENT & LEISURE -- 1.6%
    Time Warner Entertainment
      Debs.
      7.25%, 09/01/08            100          104,000
                                          ------------
  FINANCIAL SERVICES -- 0.5%
    Lehman Brothers Holdings,
      Inc. Sr. Notes
      8.80%, 03/01/15             25           29,438
                                          ------------
  HEALTHCARE SERVICES -- 0.8%
    FHP International Corp.
      Sr. Notes
      7.00%, 09/15/03             50           50,313
                                          ------------
  INSURANCE -- 0.9%
    Equitable Companies, Inc.
      Sr. Notes
      9.00%, 12/15/04             50           56,875
                                          ------------
  OIL & GAS -- 1.5%
    Noram Energy Corp. Sub.
      Deb. [CVT] 6.00%,
      03/15/12                    50           45,500
    Pacific Gas & Electric
      First Ref. Mtge.
      8.00%, 10/01/25             50           52,438
                                          ------------
                                               97,938
                                          ------------
  PAPER & FOREST PRODUCTS -- 1.5%
    Champion International
      Corp. Debs.
      6.40%, 02/15/06            100           98,601
                                          ------------
------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
  PHARMACEUTICALS -- 0.4%
    McKesson Corp. Sub. Debs.
      4.50%, 03/01/04          $  25      $    22,375
                                          ------------
  TELECOMMUNICATIONS -- 3.4%
    Frontier Corp.
      7.25%, 05/15/04            100          103,875
    Mcleod USA, Inc. Sr.
      Disc. Notes
      [STEP] 144A
      9.587%, 03/01/07           100           69,000
    Nextlink Communications
      Sr. Notes
      9.625%, 10/01/07            50           50,500
                                          ------------
                                              223,375
                                          ------------
  UTILITIES -- 1.9%
    Boston Edison Co. Debs.
      7.80%, 03/15/23             25           25,750
    Potomac Electric Power
      First Mtge.
      6.25%, 10/15/04            100          100,625
                                          ------------
                                              126,375
                                          ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $1,101,884)                         1,103,624
                                          ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.5%
    Federal Home Loan Mtge.
      Corp.
      5.46%, 11/03/97            300          299,909
      5.48%, 11/04/97          1,100        1,099,497
                                          ------------
  (Cost $1,399,406)                         1,399,406
                                          ------------
COMMERCIAL PAPER -- 3.8%
    Merrill Lynch & Co., Inc.
      5.56%, 11/03/97
  (Cost $249,923)                250          249,923
                                          ------------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
    Temporary Investment
      Cash Fund               74,877      $   74,877
    Temporary Investment
      Fund                    74,876          74,876
                                         ------------
  (Cost $149,753)                            149,753
                                         ------------
TOTAL INVESTMENTS -- 109.5%
  (Cost $7,065,977)                       $7,122,381
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (9.5%)                          (619,700)
                                         ------------
NET ASSETS -- 100.0%                      $6,502,681
                                         ============

-------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing securities.

-------------------------------------------------------
ASMT PIMCO TOTAL RETURN
BOND PORTFOLIO

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.9%
    Federal Home Loan
      Mortgage Corp.
      5.48%, 11/28/97         $  200      $  199,178
      5.48%, 12/15/97            200         198,661
                                          ----------
                                             397,839
                                          ----------
    Federal National
      Mortgage Association
      5.47%, 01/15/98            100          98,895
                                          ----------
    Government National
      Mortgage Association
      [TBA]
      7.00%, 11/19/27            500         502,815
                                          ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $996,699)                            999,549
                                          ----------
U.S. TREASURY OBLIGATIONS -- 38.0%
    U.S. Treasury Bonds
      6.25%, 08/15/23            250         250,608
      6.75%, 08/15/26          1,010       1,084,013
                                          ----------
                                           1,334,621
                                          ----------
    U.S. Treasury Notes
      7.00%, 07/15/06            536         574,479
                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,851,502)                        1,909,100
                                          ----------
COMMERCIAL PAPER -- 45.6%
    Ameritech Corp.
      5.49%, 12/04/97            100          99,490
    BellSouth Telecom, Inc.
      5.52%, 11/12/97            100          99,831
    Caisse D'Amortissement
      de la Dette Sociale
      5.49%, 12/12/97            100          99,368
    Canadian Treasury Bills
      5.49%, 11/21/97            100          99,695
    Canadian Wheat Board
      5.50%, 11/12/97            100          99,832
    Du Pont (E.I.) de
      Nemours & Co.
      5.50%, 11/24/97            200         199,297
    Emerson Electric Corp.
      5.50%, 11/20/97            100          99,710
    Florida Power Corp.
      5.50%, 11/04/97            100          99,954

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

-------------------------------------------------------
ASMT PIMCO TOTAL RETURN
BOND PORTFOLIO

-----------------------------------------------------
                                 PAR
                               (000)            VALUE
-----------------------------------------------------
    Ford Motor Credit Co.
      5.58%, 01/14/98         $  100     $    98,886
    General Electric Capital
      Corp.
      5.51%, 11/20/97            100          99,704
    General Motors
      Acceptance Corp.
      5.54%, 11/25/97            100          99,624
    IBM Credit Corp.
      5.52%, 12/10/97            100          99,402
    KFW International
      Financial
      5.49%, 11/13/97            100          99,817
    National Rural Utility
      Corp.
      5.49%, 11/18/97            100          99,736
    New Center Asset Trust
      5.56%, 01/21/98            100          98,778
    Procter & Gamble Corp.
      5.47%, 12/08/97            100          99,438
    Sara Lee Corp.
      5.48%, 12/22/97            100          99,211
    United Parcel Service
      Co.
      5.50%, 11/05/97            100          99,939
    Wal Mart Stores, Inc.
      5.50%, 12/01/97            200         199,083
    Western Australia
      Treasury Corp.
      5.50%, 12/18/97            100          99,270
    Wisconsin Electric &
      Power Co.
      5.52%, 11/06/97            100          99,923
                                          ----------
TOTAL COMMERCIAL PAPER
  (Cost $2,289,981)                      $ 2,289,988
                                          ----------

-----------------------------------------------------
                              SHARES            VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
    Temporary Investment
      Cash Fund               120,102     $  120,102
    Temporary Investment
      Fund                    120,105        120,105
                                         ------------
  (Cost $240,207)                            240,207
                                         ------------
TOTAL INVESTMENTS -- 108.3%
  (Cost $5,378,389)                        5,438,844
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.3%)                          (414,301)
                                         ------------
NET ASSETS -- 100.0%                      $5,024,543
                                         ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

-------------------------------------------------------
ASMT JPM MONEY

MARKET PORTFOLIO

------------------------------------------------------
                                  PAR
                                (000)            VALUE
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 91.4%
    U.S. Treasury Bills
      4.55%, 11/13/97           $ 37       $   36,944
      4.60%, 11/13/97             34           33,948
      4.65%, 11/13/97            308          307,523
      4.67%, 11/13/97            280          279,564
      4.69%, 11/13/97            125          124,805
      4.70%, 11/13/97             21           20,967
      4.715%, 11/13/97            45           44,929
      4.74%, 11/13/97            111          110,825
      4.83%, 11/13/97             16           15,974
      4.85%, 11/13/97            157          156,746
      4.855%, 11/13/97            56           55,909
      4.87%, 11/13/97             21           20,966
      4.90%, 11/13/97            343          342,440
      4.935%, 11/13/97            41           40,932
      5.10%, 01/22/98             25           24,709
      5.13%, 01/22/98             32           31,626
      5.135%, 01/22/98           177          174,930
                                           ----------
  (Cost $1,823,737)                         1,823,737
                                           ----------

                              SHARES
                              ------
SHORT-TERM INVESTMENTS -- 8.9%
    Temporary Investment
      Cash Fund               88,941          88,941
    Temporary Investment
      Fund                    88,941          88,941
                                         ------------
  (Cost $177,882)                            177,882
                                         ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $2,001,619)                        2,001,619
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)                            (6,724)
                                         ------------
NET ASSETS -- 100.0%                      $1,994,895
                                         ============

DEFINITION OF ABBREVIATIONS
-------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:

ADR   --   American Depositary Receipt
ADS   --   American Depositary Shares
CVT   --   Convertible Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond (Rates shown are the
           effective yields at purchase date.)
TBA   --   To be Announced Security
COUNTRIES/CURRENCIES:
CHF   --   Switzerland/Swiss Franc
DEM   --   Germany/German Deutschemark
ESP   --   Spain/Spanish Peseta
NLG   --   Netherlands/Netherland Guilder
NOK   --   Norway/Norwegian Krone
SEK   --   Sweden/Swedish Krona

                                                   AMERICAN SKANDIA MASTER TRUST


OCTOBER 31, 1997
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                            ASMT T.                                            ASMT PIMCO
                                          ROWE PRICE                          ASMT INVESCO       TOTAL
                                         INTERNATIONAL       ASMT JANUS          EQUITY          RETURN         ASMT JPM
                                            EQUITY         CAPITAL GROWTH        INCOME           BOND        MONEY MARKET
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ===========      =============       ==========      ==========     ===========
ASSETS:
  Investments in Securities at Value
    (A)                                   $ 2,232,749        $7,921,173        $7,122,381      $5,438,844      $2,001,619
  Cash                                      1,569,633                --                --              --              --
  Receivable For:
    Securities Sold                                --                --            22,621              --              --
    Dividends and Interest                      4,551             3,519            29,256          29,953              69
    Contributions                              74,343           314,067           507,906          69,125         178,619
  Deferred Organization Costs                  23,608            23,608            23,694          23,694          23,705
  Unrealized Appreciation on Foreign
    Currency Exchange Contracts                    52                --                --              --              --
                                           ----------        ----------        ----------      ----------      ----------
       Total Assets                         3,904,936         8,262,367         7,705,858       5,561,616       2,204,012
                                           ----------        ----------        ----------      ----------      ----------
LIABILITIES:
  Cash Overdraft                                   --             9,012                --              --         176,840
  Payable to Investment Manager                28,480            33,122            28,835          28,742          26,200
  Payable For:
    Securities Purchased                      358,011           221,400         1,162,497         500,000              --
    Accrued Expenses                           20,766            16,056            11,845           8,331           6,077
  Unrealized Depreciation on Foreign
    Currency Exchange Contracts                   308                --                --              --              --
                                           ----------        ----------        ----------      ----------      ----------
       Total Liabilities                      407,565           279,590         1,203,177         537,073         209,117
                                           ----------        ----------        ----------      ----------      ----------
NET ASSETS                                $ 3,497,371        $7,982,777        $6,502,681      $5,024,543      $1,994,895
                                           ==========        ==========        ==========      ==========      ==========
(A) Investments at Cost                   $ 2,426,017        $7,914,248        $7,065,977      $5,378,389      $2,001,619
                                           ==========        ==========        ==========      ==========      ==========

See Notes to Financial Statements.

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                       ASMT
                                   T. ROWE PRICE                                                 ASMT PIMCO
                                   INTERNATIONAL        ASMT JANUS           ASMT INVESCO       TOTAL RETURN     ASMT JPM MONEY
                                      EQUITY          CAPITAL GROWTH        EQUITY INCOME           BOND             MARKET
                                   PORTFOLIO(1)        PORTFOLIO(1)          PORTFOLIO(2)       PORTFOLIO(2)      PORTFOLIO(3)
                                    ===========       ==============        =============        ==========      =============
INVESTMENT INCOME:
  Interest                           $   6,642            $17,736              $ 19,153           $ 39,783          $ 11,400
  Dividends                              5,831             23,504                16,622                 --                --
  Foreign Taxes Withheld                  (904)            (4,643)               (3,513)              (472)              (26)
                                     ---------            -------              --------            -------           -------
    Total Investment Income             11,569             36,597                32,262             39,311            11,374
                                     ---------            -------              --------            -------           -------
EXPENSES:
  Advisory Fees                          4,658             10,500                 4,791              4,456             1,134
  Shareholder Servicing Fees               300                300                   300                300               300
  Administration and Accounting
    Fees                                 5,075              5,150                 5,089              5,034             5,005
  Custodian Fees                        10,233                750                   852                474               661
  Professional Fees                      6,087              8,905                 3,436              2,564               205
  Organization Costs                     1,537              1,537                 1,451              1,451             1,441
  Trustees' Fees and Expenses              968              1,564                   695                574               165
  Insurance Fees                           307                637                   352                392               138
                                     ---------            -------              --------            -------           -------
    Total Expenses                      29,165             29,343                16,966             15,245             9,049
                                     ---------            -------              --------            -------           -------
NET INVESTMENT INCOME (LOSS)           (17,596)             7,254                15,296             24,066             2,325
                                     ---------            -------              --------            -------           -------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                             629             10,688               (18,651)             6,883                32
    Foreign Currency
       Transactions                       (111)                 5                    --                 --                --
                                     ---------            -------              --------            -------           -------
  Net Realized Gain (Loss)                 518             10,693               (18,651)             6,883                32
                                     ---------            -------              --------            -------           -------
  Net Change in Unrealized
    Appreciation (Depreciation)
    on:
    Securities                        (193,268)             6,925                56,404             60,455                --
    Translation of Assets and
       Liabilities Denominated
       in Foreign Currencies            (1,636)                --                    --                 --                --
                                     ---------            -------              --------            -------           -------
  Net Change in Unrealized
    Appreciation (Depreciation)       (194,904)             6,925                56,404             60,455                --
                                     ---------            -------              --------            -------           -------
  Net Gain (Loss) on Investments      (194,386)            17,618                37,753             67,338                32
                                     ---------            -------              --------            -------           -------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations                       $(211,982)           $24,872              $ 53,049           $ 91,404          $  2,357
                                     =========            =======              ========            =======           =======

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE PERIOD ENDED OCTOBER 31, 1997
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              ASMT
                                          T. ROWE PRICE     ASMT JANUS      ASMT INVESCO      ASMT PIMCO       ASMT JPM
                                          INTERNATIONAL       CAPITAL          EQUITY        TOTAL RETURN        MONEY
                                             EQUITY           GROWTH           INCOME            BOND           MARKET
                                          PORTFOLIO(1)      PORTFOLIO(1)    PORTFOLIO(2)     PORTFOLIO(2)     PORTFOLIO(3)
                                           ===========      ===========      ==========      ===========      ===========
FROM OPERATIONS:
  Net Investment Income (Loss)             $   (17,596)     $     7,254      $   15,296      $     24,066     $     2,325
  Net Realized Gain (Loss) on
    Investments                                    518           10,693         (18,651)            6,883              32
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments             (194,904)           6,925          56,404            60,455              --
                                            ----------      -----------      ----------       -----------     -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                   (211,982)          24,872          53,049            91,404           2,357
                                            ----------      -----------      ----------       -----------     -----------
CAPITAL TRANSACTIONS:
  Contributions by Partners                  4,291,113        9,561,074       6,911,291         6,540,625       3,320,611
  Withdrawals by Partners                     (601,760)      (1,623,169)       (481,659)       (1,627,486)     (1,348,073)
                                            ----------      -----------      ----------       -----------     -----------
Net Increase in Net Assets from Capital
  Transactions                               3,689,353        7,937,905       6,429,632         4,913,139       1,972,538
                                            ----------      -----------      ----------       -----------     -----------
Net Increase in Net Assets                   3,477,371        7,962,777       6,482,681         5,004,543       1,974,895
NET ASSETS:
  Beginning of Period                           20,000           20,000          20,000            20,000          20,000
                                            ----------      -----------      ----------       -----------     -----------
  End of Period                            $ 3,497,371      $ 7,982,777      $6,502,681      $  5,024,543     $ 1,994,895
                                            ==========      ===========      ==========       ===========     ===========

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.

See Notes to Financial Statements.

FOR THE PERIOD ENDED OCTOBER 31, 1997
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                    NET ASSETS
                                    AT END OF      PORTFOLIO     AVERAGE                                 RATIO OF NET INVESTMENT
                                      PERIOD       TURNOVER     COMMISSION     RATIO OF EXPENSES TO         INCOME (LOSS) TO
                                    (IN 000'S)       RATE       RATE PAID      AVERAGE NET ASSETS(4)      AVERAGE NET ASSETS(4)
                                    ----------     --------     ----------     ---------------------     -----------------------
ASMT T. Rowe Price
  International Equity Portfolio
  (1)                                 $3,497           1%        $ 0.0486               6.26%                    (3.78)%
ASMT Janus
  Capital Growth Portfolio (1)        $7,983          83%        $ 0.0325               2.79%                      0.69%
ASMT INVESCO
  Equity Income Portfolio (2)         $6,503          46%        $ 0.0581               2.66%                      2.39%
ASMT PIMCO Total
  Return Bond Portfolio (2)           $5,025          93%             N/A               2.22%                      3.51%
ASMT JPM
  Money Market Portfolio (3)          $1,995          N/A             N/A               3.91%                      1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

OCTOBER 31, 1997
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
================================================================================

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at October 31, 1997, consisted of five diversified portfolios: ASMT T. Rowe Price International Equity Portfolio ("International Equity"), ASMT Janus Capital Growth Portfolio ("Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT JPM Money Market Portfolio ("Money Market") (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Trustees. As of October 31, 1997, there were no securities valued by the Board of Trustees.

FOREIGN CURRENCY TRANSLATION -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counter-parties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed on price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

DEFERRED ORGANIZATION COSTS -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
================================================================================

     The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for International Equity; Janus Capital

                                                   AMERICAN SKANDIA MASTER TRUST

Corporation for Capital Growth; INVESCO Trust Co. for Equity Income; Pacific Investment Management Co. for Total Return Bond; and J. P. Morgan Investment Management Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, .75%, .65%, and .50% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, .45%, .35%, .25%, and .15% of the average daily net assets of the International Equity, Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Sub-advisors for International Equity and Money Market are currently voluntarily waiving a portion their fee payable by the Investment Manager. The annual rates of the fees payable to the Sub-advisors for International Equity and Money Market are reduced for Portfolio net assets in excess of specified levels.

     Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4. TAX MATTERS
================================================================================

     The Portfolios will be treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios will be allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

5. PORTFOLIO SECURITIES
================================================================================

     Purchases and sales of securities, other than U.S. government securities, and short-term obligations, during the period ended October 31, 1997, were as follows:

                                                              PURCHASES        SALES
                                                              ==========     ==========
            International Equity                              $4,366,469     $    8,880
            Capital Growth                                     5,972,039      1,501,112
            Equity Income                                      6,030,830        744,868

     Purchases and sales of U.S. government securities, during the period end October 31, 1997, were as follows:

                                                              PURCHASES        SALES
                                                              =========      ==========
            Total Return Bond                                 $3,340,178     $  995,352

     At October 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                        GROSS          GROSS       NET UNREALIZED
                                        AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
                                           COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                        ==========   ============   ============   ==============
    International Equity                $2,426,017     $ 27,818       $221,086       $ (193,268)
    Capital Growth                      7,914,248       317,320        310,395            6,925
    Equity Income                       7,067,538       136,836         81,993           54,843
    Total Return Bond                   5,378,389        60,522             67           60,455
    Money Market                        2,001,619            --             --               --

AMERICAN SKANDIA
ADVISOR FUNDS








                            ------------------------


American Skandia Advisor Funds, Inc.
ANNUAL REPORT TO SHAREHOLDERS

October 31, 1997


                           ASAF Founders International Small Capitalization Fund

                           ASAF T. Rowe Price International Equity Fund

                           ASAF Founders Small Capitalization Fund

                           ASAF T. Rowe Price Small Company Value Fund

                           ASAF Janus Capital Growth Fund

                           ASAF INVESCO Equity Income Fund

                           ASAF American Century Strategic Balanced Fund

                           ASAF Federated High Yield Bond Fund

                           ASAF Total Return Bond Fund

                           ASAF JPM Money Market Fund

Letter to Shareholders

Thank you for your confidence in the American Skandia Advisor Funds. This has been a particularly robust year for the mutual fund industry and our program of multi-manager funds under a single roof has fared well. Since the funds commenced operation on July 28, 1997, assets at fiscal year end grew to more than $20,000,000 with weekly asset growth currently exceeding the $3,000,000 mark. When we consider that the ASAF program represents an innovative concept in management -- a multi-manager family of world-class managers provided by financial professionals -- we are gratified with the success.

In October, the third full month of activity for the American Skandia Advisor Funds, stock mutual fund net inflows were $14.8 billion. In light of the market correction that occurred, this figure suggests that the confidence in our economy is truly sustainable. We continue to experience an American-led growth in stock market confidence with broad investor participation in large and small capitalization companies.

It is our hope that we can offer investors a broad range of investment participation opportunities. To date we have brought together ten world-class money management products including large and small company stock funds, international investment opportunities, and fixed income strategies. It is our intention to increase the offerings and expand the range of investment strategies.

We welcome your questions and your comments. You can reach our Shareholder Services Desk at 1-888-386-3484 or speak with your financial advisor.

/s/ Wade A. Dokken
-------------------------
Wade A. Dokken
Chairman
American Skandia Investment Services, Incorporated

Board of Directors

Gordon C. Boronow
Jan R. Carendi
David E. A. Carson
Julian A. Lerner
Thomas M. Mazzaferro
Thomas M. O'Brien
F. Don Schwartz

                              Investment Manager

                              American Skandia Investment Services, Incorporated Shelton, CT 06484


                              Distributor

                              American Skandia Marketing, Incorporated
                              Shelton, CT 06484


                              Transfer Agent

                              Boston Financial Data Services, Inc.
                              Quincy, MA 02171


                              Administrator

                              PFPC Inc.
                              Wilmington, DE 19809


                              Independent Accountants

                              Coopers & Lybrand, L.L.P.
                              Philadelphia, PA 19103


                              Custodian

                              For domestic securities of Funds and Portfolios investing primarily in domestic securities:

                              PNC Bank
                              Philadelphia, PA 19113

                              Co-custodian for foreign securities of Funds and Portfolios investing primarily in domestic securities and custodian for Funds and Portfolios investing primarily in foreign securities:

                              Morgan Stanley Trust Company
                              New York, NY 11201


                              Legal Counsel

                              Werner & Kennedy
                              New York, NY 10019

                                                  AMERICAN SKANDIA ADVISOR FUNDS

Shares of the American Skandia Advisor Funds are:

- not deposits or obligations of, or guaranteed or endorsed by, any bank institution;

- not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency;

- subject to investment risk, including the possible loss of the principal amount invested.

The report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

For more information, including a prospectus, contact American Skandia Marketing, Incorporated.

One Corporate Drive
P.O. Box 883
Shelton, CT 06484
Telephone: 800-752-6342 (800-SKANDIA)
Website: www.americanskandia.com
(12/97)

ASAF
AMERICAN SKANDIA ADVISOR FUNDS

[LOGO]

Investment Tools for Tomorrow

American Skandia Advisor Funds, Inc.
ANNUAL REPORT TO SHAREHOLDERS

October 31, 1997

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                 DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S"):

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

         c -- The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

         L -- The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same and right capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         p -- The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * -- Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r -- The r is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

                 DESCRIPTION OF CERTAIN COMMERCIAL PAPER RATINGS

MOODY'S:

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S:

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.